----------------------------------------

THE DAVENPORT EQUITY FUND

INVESTMENT ADVISER
Davenport & Company LLC
One James Center
901 East Cary Street
Richmond, Virginia 23219-4037
1-800-281-3217
                                                ------------------------
ADMINISTRATOR                                          DAVENPORT
Ultimus Fund Solutions, LLC
P.O. Box 46707                                        EQUITY FUND
Cincinnati, Ohio 45246-0707                           -----------
                                                ------------------------
CUSTODIAN
Firstar Bank
425 Walnut Street
Cincinnati, Ohio 45202

INDEPENDENT AUDITORS
Tait, Weller & Baker
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES                                  SEMI-ANNUAL REPORT
Austin Brockenbrough III
John T. Bruce                                      September 30, 2000
Charles M. Caravati, Jr.
J. Finley Lee, Jr.                                     (Unaudited)
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt III
                                                ------------------------
OFFICERS
Joseph L. Antrim III, President                 ------------------------
Coleman Wortham III, Vice President
J. Lee Keiger III, Vice President
John P. Ackerly IV, Vice President

----------------------------------------

LETTER TO SHAREHOLDERS                                          OCTOBER 31, 2000
================================================================================

Dear Fellow Shareholder:

Ever feel like you have been on a long trip and never even left your driveway? Unfortunately, that is the kind of stock market we have had this quarter, and, for that matter, this year. The market, as measured by the S&P 500 Index, has done a lot, but gone nowhere. The S&P 500 Index was down for the September quarter, -0.97% and year-to-date -1.41%. Comparatively, your Fund ended the quarter at -0.94%, and year-to-date 0.07%. For some investors, 2000 has been a wake-up call. Almost overnight, the words diversification, strong fundamentals, and long-term investing don't sound quite so old-fashioned.

Will we ever again hear analysts boast of business models and first movers advantage or are we back to comparing price to earnings ratios and dividend discount models? How we value stocks in the future is at the root of whether or not technology stocks will regain their leadership role. The stock market's seesaw action reflects the market's discomfort with this uncertainty.

Compounding this uncertainty over leadership is the on-going debate concerning the impact of higher energy prices on economic growth. According to a recent article in The Wall Street Journal, it requires half as much oil today to produce $1 of economic output as it did 30 years ago. While our economy is not as dependent on oil as it once was, we believe consumer confidence and spending will wane as consumers gas up their SUVs and heat their homes this winter. The Federal Reserve has attempted with six rate hikes to slow economic growth to non-inflationary levels. Rising energy prices may be the medicine that finally completes the Fed's work. At this point, we do not believe the spike in energy prices will kill the economy as many claim energy prices did in 1990-91.

We have favored the energy sector for some time and it is nice, at least for the moment, to have the winds in our favor. Oil prices have increased approximately 200% from their lows of about $11 per barrel in late 1998 and yet many energy stocks are trading as if oil is less than $20 per barrel. We believe investors and consumers are in a state of denial. Needless to say, energy and stock prices are extremely volatile and we are mindful of the dangers of staying stuck in the oil patch too long.

While we have had an interest in the energy sector for some time, we have not, until recently, had much interest in electric utilities or other investments tied to the world's aging power grid. We felt utility companies would face a difficult transition from a regulated monopolistic environment to a highly competitive environment which normally brings lower prices. However, consumers in California are finding that deregulation and selecting your power company does not always lead to lower utility bills. Consumers have suffered and shareholders of utility companies have done quite well.

Investor interest in the "power grid" is building as the importance of clean reliable power is becoming increasingly critical to our daily lives. We have become tethered to computers, web enabled phones, and other devices linking us to the Internet that are in turn linked to servers sitting in stadium-sized web hosting data centers. While it is an inconvenience if the electricity goes out in your home and your alarm clock blinks, in a data center this could be catastrophic.

Investment opportunities in the power grid have not gone unnoticed in the market. Utility stocks are topping the performance charts while technology and communication stocks are near the bottom. This is an amazing transition considering that just last year the NASDAQ was up 86% and investing in old economy stocks was rarely admitted in social settings.

For three years we have had a one-sided market in which growth stocks and more specifically, technology stocks went up and most everything else basically treaded water. Narrow markets do not last forever, although at times it has felt that way. The market has begun to broaden which means that a more diverse group of stocks is out-performing. Unfortunately, in the current environment this really just means these stocks have not gone down as much as the market. Nevertheless, a broader market is a good sign.

What has not been a good sign, and at times has been quite disturbing, is the severe punishment stock prices incur for announcing disappointing news. During this quarter's confession period (pre-announcing bad news), we heard from a wide range of companies. For some whose stock price was justified by revenue growth alone, but nary a mention of profits, the punishment at least in our minds fits the crime. However, it is shocking how the market's punishment does not differentiate between these and the more blue chip companies.

In stock markets like this, we believe it is important to keep things in perspective. While the volatility in stocks like Intel is disturbing, it is important to remember they are but a part of a diversified portfolio. Clearly this year there are fewer winners, but, given the market's strong performance during the last several years, this should not be too surprising.

Looking beyond the price action of individual stocks, the underpinnings of an improving stock market are in place: relatively low interest rates, solid economic growth, more reasonable valuation levels and high consumer confidence. We remain optimistic about the future. We look forward to reporting our progress to you in January 2001. In the meantime, if you have any questions or concerns please do not hesitate to contact us.

                                        Sincerely,


                                        Davenport & Company LLC

For additional Fund inquiries please contact your investment executive or call Davenport Asset Management at (888) 285-1863 or (804) 697-2999 to discover how we can add value to your investments.

THE DAVENPORT EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
ASSETS
  Investments in securities:
    At acquisition cost .......................................... $ 65,157,929
                                                                   ============
    At market value (Note 1) ..................................... $ 78,431,064
  Cash ...........................................................       25,772
  Dividends receivable ...........................................       52,988
  Receivable for investment securities sold ......................    1,619,976
  Receivable for capital shares sold .............................      423,768
  Other assets ...................................................       25,450
                                                                   ------------
    TOTAL ASSETS .................................................   80,579,018
                                                                   ------------

LIABILITIES
  Dividends payable ..............................................        3,899
  Payable for investment securities purchased ....................    1,254,950
  Payable for capital shares redeemed ............................       71,905
  Accrued investment advisory fees (Note 3) ......................       53,076
  Accrued administration fees (Note 3) ...........................       11,575
  Other accrued expenses and liabilities .........................       16,684
                                                                   ------------
    TOTAL LIABILITIES ............................................    1,412,089
                                                                   ------------

NET ASSETS ....................................................... $ 79,166,929
                                                                   ============
Net assets consist of:
Paid-in capital .................................................. $ 67,223,418
Undistributed net investment income ..............................           13
Accumulated net realized losses from security transactions .......   (1,329,637)
Net unrealized appreciation on investments .......................   13,273,135
                                                                   ------------
Net assets ....................................................... $ 79,166,929
                                                                   ============

Shares of beneficial interest outstanding
(unlimited number of shares authorized, no par value) ............    6,013,041
                                                                   ============

Net asset value, offering price and redemption price
per share (Note 1) ............................................... $      13.17
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENT OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
INVESTMENT INCOME
  Dividends ...................................................... $    532,742
                                                                   ------------
EXPENSES
  Investment advisory fees (Note 3) ..............................      293,460
  Administration fees (Note 3) ...................................       65,454
  Professional fees ..............................................        5,530
  Registration fees ..............................................        4,919
  Custodian fees .................................................        4,913
  Trustees' fees and expenses ....................................        4,662
  Printing of shareholder reports ................................        2,883
  Other expenses .................................................       21,198
                                                                   ------------
    TOTAL EXPENSES ...............................................      403,019
                                                                   ------------

NET INVESTMENT INCOME ............................................      129,723
                                                                   ------------

REALIZED AND UNREALIZED LOSSES ON INVESTMENTS
  Net realized losses from security transactions .................      (32,876)
  Net change in unrealized appreciation/depreciation on investments  (3,331,526)
                                                                   ------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS ................   (3,364,402)
                                                                   ------------

NET DECREASE IN NET ASSETS FROM OPERATIONS ....................... $ (3,234,679)
                                                                   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
STATEMENTS OF CHANGES IN NET ASSETS
=======================================================================================================================
                                                                                            SIX MONTHS
                                                                                               ENDED          YEAR
                                                                                           SEPTEMBER 30,      ENDED
                                                                                               2000         MARCH 31,
                                                                                            (UNAUDITED)       2000
-----------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income .................................................................. $    129,723   $    234,952
  Net realized losses from security transactions .........................................      (32,876)        (8,938)
  Net change in unrealized appreciation/depreciation on investments ......................   (3,331,526)     9,438,445
                                                                                           ------------   ------------
Net increase (decrease) in net assets from operations ....................................   (3,234,679)     9,664,459
                                                                                           ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .............................................................     (129,710)      (257,524)
                                                                                           ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..............................................................    9,312,300     21,275,796
  Net asset value of shares issued in reinvestment of distributions to shareholders ......      124,156        246,511
  Payments for shares redeemed ...........................................................   (4,530,990)    (9,661,290)
                                                                                           ------------   ------------
Net increase in net assets from capital share transactions ...............................    4,905,466     11,861,017
                                                                                           ------------   ------------

TOTAL INCREASE IN NET ASSETS .............................................................    1,541,077     21,267,952

NET ASSETS
  Beginning of period ....................................................................   77,625,852     56,357,900
                                                                                           ------------   ------------
  End of period (including undistributed net investment income of $13 and
    $0, respectively) .................................................................... $ 79,166,929   $ 77,625,852
                                                                                           ============   ============
CAPITAL SHARE ACTIVITY
  Sold ...................................................................................      691,448      1,693,284
  Reinvested .............................................................................        9,398         19,633
  Redeemed ...............................................................................     (333,337)      (760,199)
                                                                                           ------------   ------------
  Net increase in shares outstanding .....................................................      367,509        952,718
  Shares outstanding at beginning of period ..............................................    5,645,532      4,692,814
                                                                                           ------------   ------------
  Shares outstanding at end of period ....................................................    6,013,041      5,645,532
                                                                                           ============   ============

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
FINANCIAL HIGHLIGHTS
================================================================================================================
                               SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
================================================================================================================
                                                                  SIX MONTHS
                                                                     ENDED       YEAR       YEAR      PERIOD
                                                                 SEPTEMBER 30,   ENDED      ENDED      ENDED
                                                                     2000      MARCH 31,  MARCH 31,  MARCH 31,
                                                                 (UNAUDITED)     2000       1999      1998(A)
----------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................   $  13.75    $  12.01   $  11.14   $  10.00
                                                                   --------    --------   --------   --------

Income (loss) from investment operations:
  Net investment income ........................................       0.02        0.04       0.06       0.01
  Net realized and unrealized gains (losses) on investments ....      (0.58)       1.75       0.88       1.13
                                                                   --------    --------   --------   --------
Total from investment operations ...............................      (0.56)       1.79       0.94       1.14
                                                                   --------    --------   --------   --------

Less distributions:
  Dividends from net investment income .........................      (0.02)      (0.05)     (0.06)        --
  Distributions from net realized gains ........................         --          --      (0.01)        --
                                                                   --------    --------   --------   --------
Total distributions ............................................      (0.02)      (0.05)     (0.07)        --
                                                                   --------    --------   --------   --------

Net asset value at end of period ...............................   $  13.17    $  13.75   $  12.01   $  11.14
                                                                   ========    ========   ========   ========

Total return ...................................................    (4.06%)(d)   14.93%      8.53%     11.40%(d)
                                                                   ========    ========   ========   ========

Net assets at end of period (000's) ............................   $ 79,167    $ 77,626   $ 56,358   $ 24,694
                                                                   ========    ========   ========   ========

Ratio of net expenses to average net assets(b) .................      1.03%(c)    1.01%      1.14%      1.15%(c)

Ratio of net investment income to average net assets ...........      0.33%(c)    0.35%      0.64%      0.76%(c)

Portfolio turnover rate ........................................        24%(c)      17%        15%        17%(c)

(a) Represents the period from the commencement of operations (January 15, 1998) through March 31, 1998.

(b) Absent investment advisory fees waived and expenses reimbursed by the Adviser, the ratio of expenses to average net assets would have been 2.13%
     (c) for the period ended March 31, 1998.

(c)  Annualized.

(d)  Not annualized.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                       MARKET
  SHARES      COMMON STOCKS -- 95.4%                                   VALUE
--------------------------------------------------------------------------------
              AIRCRAFT & PARTS -- 2.7%
    19,500    General Dynamics Corporation .....................    $  1,224,844
    26,609    Honeywell International, Inc. ....................         947,946
                                                                    ------------
                                                                       2,172,790
                                                                    ------------

              BASIC MATERIALS -- 1.6%
    49,525    Alcoa, Inc. ......................................       1,253,602
                                                                    ------------

              CHEMICALS AND DRUGS -- 4.9%
    24,762    Merck & Co., Inc. ................................       1,843,221
    44,451    Schering-Plough Corporation ......................       2,066,972
                                                                    ------------
                                                                       3,910,193
                                                                    ------------

              COMPUTERS/COMPUTER TECHNOLOGY SERVICES-- 18.8%
    40,450    Cisco Systems, Inc.(a) ...........................       2,234,862
    12,932    Citrix Systems, Inc.(a) ..........................         259,448
    21,918    EMC Corporation(a) ...............................       2,172,622
    16,614    Hewlett-Packard Company ..........................       1,611,558
    35,632    Intel Corporation ................................       1,483,182
    11,075    International Business Machines Corporation ......       1,245,938
    52,224    Koninklijke Philips Electronics N.V.(a) ..........       2,219,520
    22,611    Media General, Inc. - Class A ....................         972,273
    11,304    Microsoft Corporation(a) .........................         681,066
    30,992    Motorola, Inc. ...................................         875,524
    77,500    Telefonaktiebolaget LM Ericsson AB - ADR .........       1,147,969
                                                                    ------------
                                                                      14,903,962
                                                                    ------------

              CONGLOMERATES -- 1.3%
       478    Berkshire Hathaway, Inc. - Class B(a) ............         989,460
                                                                    ------------

              CONSUMER PRODUCTS -- 14.2%
    26,609    American Home Products ...........................       1,505,072
    41,913    Amgen(a) .........................................       2,926,706
    20,762    Avery Dennison Corporation .......................         962,838
    32,368    Bristol-Myers Squibb Company .....................       1,849,022
    19,688    Johnson & Johnson ................................       1,849,442
    46,988    SYSCO Corporation ................................       2,176,132
         1    Visteon Corporation(a) ...........................              15
                                                                    ------------
                                                                      11,269,227
                                                                    ------------

              DURABLE GOODS -- 5.1%
    30,195    General Electric Company .........................       1,741,874
    20,762    Martin Marietta Materials, Inc. ..................         794,769
    84,551    Tredegar Corporation, Inc. .......................       1,463,789
                                                                    ------------
                                                                       4,000,432
                                                                    ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
  SHARES      COMMON STOCKS -- 95.4% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              ELECTRIC SERVICES-- 3.9%
     6,019    Agilent Technologies, Inc.(a) ....................    $    294,555
    23,600    Dominion Resources, Inc. .........................       1,370,275
    21,355    Emerson Electric Company .........................       1,430,785
                                                                    ------------
                                                                       3,095,615
                                                                    ------------

              ENTERTAINMENT -- 3.6%
    65,985    AT&T Corporation - Liberty Media Group - Class A(a)      1,187,730
    42,987    Walt Disney Company ..............................       1,644,253
                                                                    ------------
                                                                       2,831,983
                                                                    ------------

              FINANCIAL SERVICES -- 12.5%
    33,336    American International Group .....................       3,189,838
    35,376    BB&T Corporation .................................       1,065,702
    31,378    Capital One Financial Corporation ................       2,198,421
    10,530    Markel Corporation(a) ............................       1,597,928
     7,000    Standard & Poor's 500 Depositary Receipt .........       1,005,375
    16,379    SunTrust Banks, Inc. .............................         815,879
                                                                    ------------
                                                                       9,873,143
                                                                    ------------

              FOOD/BEVERAGES -- 4.8%
    48,074    Anheuser-Busch Company, Inc. .....................       2,034,131
    16,379    Coca-Cola Company ................................         902,892
    41,226    Sara Lee Corporation .............................         837,403
                                                                    ------------
                                                                       3,774,426
                                                                    ------------

              OIL/ENERGY -- 13.2%
    37,000    Ashland, Inc. ....................................       1,246,438
    16,484    BP Amoco Plc ADR .................................         873,652
    11,964    Chevron Corporation ..............................       1,019,931
    37,527    Conoco, Inc. - Class B ...........................       1,010,884
    25,348    Enron Corporation ................................       2,221,118
    16,379    Exxon Mobil Corporation ..........................       1,459,778
    26,609    Halliburton Company ..............................       1,302,178
    16,379    Schlumberger Limited .............................       1,348,196
                                                                    ------------
                                                                      10,482,175
                                                                    ------------

              RETAIL STORES -- 4.3%
    49,362    Circuit City Stores - Circuit City Group .........       1,135,326
    59,064    Walgreen Company .................................       2,240,740
                                                                    ------------
                                                                       3,376,066
                                                                    ------------

              UTILITIES -- 4.5%
    27,767    AT&T Corporation .................................         815,655
    28,455    Cox Communications, Inc. - Class A(a) ............       1,088,403
    33,529    SBC Communications, Inc. .........................       1,676,450
                                                                    ------------
                                                                       3,580,508
                                                                    ------------

              TOTAL COMMON STOCKS-- 95.4% (Cost $62,240,447) ...    $ 75,513,582
                                                                    ------------

THE DAVENPORT EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
                                                                       MARKET
  SHARES      MONEY MARKETS -- 3.7%                                    VALUE
--------------------------------------------------------------------------------
 2,917,482    Firstar Stellar Treasury Fund (Cost $2,917,482) ..    $  2,917,482
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE-- 99.1%
              (Cost $65,157,929) ...............................    $ 78,431,064

              OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.9% .....         735,865
                                                                    ------------

              NET ASSETS --100.0%...............................    $ 79,166,929
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES
The Davenport Equity Fund (the Fund) is a no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988. The Fund began operations on January 15, 1998.

The  Fund's  investment   objective  is  long-term  growth  of  capital  through
investment in a diversified portfolio of common stocks. Current income is incidental to this objective and may not be significant.

The following is a summary of the Fund's significant accounting policies:

Securities valuation -- The Fund's portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded.

Repurchase agreements -- The Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Fund enters into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, the Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income and distributions to shareholders -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Dividends arising from net investment income are declared and paid quarterly to shareholders of the Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Securities sold are determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is the Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

THE DAVENPORT EQUITY FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities of $65,157,929 as of September 30, 2000:

--------------------------------------------------------------------------------
Gross unrealized appreciation...................................    $18,411,679
Gross unrealized depreciation...................................     (5,138,544)
                                                                    ------------
Net unrealized appreciation.....................................    $13,273,135
                                                                    ============
--------------------------------------------------------------------------------

As of March 31, 2000, the Fund had capital loss carryforwards for federal income tax purposes of $1,290,580, which expire through the year 2008. In addition, the Fund had net realized long-term capital losses of $6,181 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS
During the six months ended September 30, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $13,090,410 and $9,188,288, respectively.

3.   TRANSACTIONS WITH AFFILIATES
INVESTMENT ADVISORY AGREEMENT
The Fund's investments are managed by Davenport & Company LLC (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, the Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .75% of its average daily net assets. Certain officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Fund. For these services, IFS receives a monthly fee from the Fund at an annual rate of .20% on its average daily net assets up to $25 million; .175% on the next $25 million of such net assets; and .15% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee. In addition, the Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Fund's portfolio securities. Certain officers of the Trust are also officers of IFS.

---------------------------------
THE FLIPPIN, BRUCE & PORTER FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Flippin, Bruce & Porter, Inc.                            THE
800 Main Street, Suite 202
P.O. Box 6138                                   FLIPPIN, BRUCE & PORTER
Lynchburg, Virginia 24505
800-327-9375                                             FUNDS

TRANSFER AGENT AND
SHAREHOLDER SERVICING AGENT
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707
866-738-1127

LEGAL COUNSEL
Sullivan & Worcester LLP                           SEMI-ANNUAL REPORT
One Post Office Square
Boston, Massachusetts 02109                        SEPTEMBER 30, 2000

OFFICERS                                               (UNAUDITED)
John M. Flippin, President
John T. Bruce, Vice President
   and Portfolio Manager
R. Gregory Porter, III, Vice President

TRUSTEES
Austin Brockenbrough, III               --------------------------
John T. Bruce                           FBP CONTRARIAN EQUITY FUND
Charles M. Caravati, Jr.                --------------------------
J. Finley Lee, Jr.
Richard Mitchell                        ----------------------------
Richard L. Morrill                      FBP CONTRARIAN BALANCED FUND
Harris V. Morrissette                   ----------------------------
Erwin H. Will, Jr.
Samuel B. Witt, III

LETTER TO SHAREHOLDERS                                          OCTOBER 19, 2000
================================================================================

We are pleased to report on the progress of your Fund and its investments as of September 30, 2000. The stock market is currently reacting to a change in investor expectations, and we wanted to share our views of this change. We thank you for your support and patience during a period when the performance of your Funds has not been up to your standards or ours. And finally, we would like to explain steps we are taking with regard to our research and investment process.

Since the beginning of the year, the economy, interest rates and the stock market have each gone through substantial changes. Few could have predicted where things stand today.

The U.S. economy is now slowing for a number of reasons including higher short-term interest rates, rising energy prices and a weaker economic recovery in Europe. Following a strong first half of 2000, Gross Domestic Product (GDP) growth is now forecast to be 5.1% for the year, reflecting only 3% growth in the last two quarters. Continuing the trend of slower growth, 2001 expectations are for GDP growth of 3.5%.

As the year started, long-term interest rates were higher than short-term rates, suggesting a strong economic climate. That has now changed as a result of the Federal Reserve's action to raise short-term interest rates in early 2000 and the government's announced plans to purchase long-term treasury securities. The slope of the yield curve today is quite different, with short-term rates higher than long-term rates. Higher energy prices this year have adversely impacted both the economy and the financial markets worldwide. In Europe, trucker strikes, which were an effort to force change in energy tax policies, have dampened the recovery and put added pressure on an already weak euro currency. Increased raw material and oil prices along with the weak euro are negatively impacting corporate profitability. While not yet affecting consumer prices to a measurable degree, continued high energy prices will eventually create concerns about inflation. Short-term however, these higher prices are helping the Federal Reserve in its efforts to slow the U.S. economy. Therefore, we may have seen the end of interest rate increases for now, with the possibility of the Fed lowering rates sometime next year.

The stock market has experienced a substantial change in psychology and leadership. During 1998 and 1999, technology, telecommunication and a limited number of other high valuation growth issues led the market. Many of these stocks peaked in early March and have yet to recover. On the other hand, stocks displaying value characteristics, such as those in the Funds, generally performed quite well. For example, the tech-heavy NASDAQ index has declined -27.2% since its March 10th peak until September 30 while the S&P 500 Composite returned +3.6%. The FBP Contrarian Equity and Balanced Funds returned +11.6% and +8.9% for the same period. This trend of strong value performance was also present in the quarterly numbers, with the NASDAQ down -7.4%, the S&P down -1.0% and both of the FBP Funds returning +4.0%. A look at market history leads us to believe this change in psychology and performance, while just seven months long, may be the beginning of a longer-term trend. Over the past 30 years, three periods which were similar to the narrow market leadership of the past two years can be clearly identified:

                         1971-72   Nifty Fifty Growth Era
                         1979-80   Energy and Natural Resources Craze
                         1989-90   Multinational Consumer Growth Dominance

Following each of these periods, as the previously favored stocks declined, the value style of management produced multi-year periods of outperformance.

We remain committed to the value contrarian philosophy that we have always employed, but we are constantly working to improve the Funds' portfolios. Some of the areas we are currently emphasizing are as follows:

o We are focusing more closely on the earnings estimates of the companies we own as well as the companies we are considering for investment. In today's market, stocks are being punished severely for the slightest quarterly earnings disappointment.

o We are paying close attention to management to ensure that corporate leaders understand their challenges and have realistic plans for improvement. This process has included company visits by our research staff as well as management visits to our office.

o We want to see that companies use new technology to compete more effectively and reduce costs, and thereby improve margins.

o We are focused on how companies use their free cash flow, preferring that they reduce debt and buy-in their stock rather than make new acquisitions. Debt reduction and share buy-ins provide two risk free earnings levers, while acquisitions often involve significant future earnings risk.

o We have begun to make some portfolio adjustments by replacing stocks where valuations may still be attractive but prospects for improvement are too far into the future, market capitalizations have shrunk to the degree they would not meet current purchase criteria or financial flexibility is lacking. Valuations have decreased for many larger companies this year and we are using this as an opportunity to replace a few stocks with those of companies with stronger cash flows and lower debt levels.

The recent recovery in the Funds since March reflects only a small part of the total potential we believe exists today. Many good companies have seen their valuations compressed to unprecedented levels and offer significant opportunity on the upside. Although we don't buy companies solely on takeover speculation, two companies held by the Funds, Mallinckrodt and Shaw Industries, are being acquired at significant premiums as other investors recognize the value present in the market. This is another indication to us that the Funds offer excellent long-term appreciation potential.

COMPARATIVE CHARTS

Performance for each Fund is compared on the next page to the most appropriate broad-based index, the S&P 500, an unmanaged index of 500 large common stocks. Over time, this index has outpaced the FBP Contrarian Balanced Fund which maintains at least 25% in bonds. Balanced funds have the growth potential to outpace inflation, but they will typically lag a 100% stock index over the long term because of the bond portion of their portfolios. However, the advantage of the bond portion is that it can make the return and principal of a balanced fund more stable than a portfolio completely invested in stocks. Results are also compared to the Consumer Price Index, a measure of inflation.

In conclusion, we are working hard to meet the Funds' investment objectives and therefore your investment goals. We thank you for your continued support as a shareholder in the Flippin, Bruce & Porter Funds.

/s/ John T. Bruce

John T. Bruce, CFA
Vice President-Portfolio Manager

                           FBP CONTRARIAN EQUITY FUND

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
   Equity Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                               [GRAPHIC OMITTED]

                                                             9/00
                                                           --------
             FBP CONTRARIAN EQUITY FUND                    $25,313
             STANDARD & POOR'S 500 INDEX                   $36,966
             CONSUMER PRICE INDEX                          $11,952

                       ---------------------------------
                           FBP CONTRARIAN EQUITY FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                       1 YEAR                     (3.74%)
                       5 YEARS                    12.75%
                       SINCE INCEPTION*           13.81%
                       ---------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

              *INITIAL PUBLIC OFFERING OF SHARES WAS JULY 30, 1993.

                          FBP CONTRARIAN BALANCED FUND

Comparison of the Change in Value of a $10,000 Investment in the FBP Contrarian
  Balanced Fund, the Standard & Poor's 500 Index and the Consumer Price Index

                                [GRAPHIC OMITTED]

                                                             9/00
                                                           --------
             FBP CONTRARIAN BALANCED FUND                  $30,802
             STANDARD & POOR'S 500 INDEX                   $59,340
             CONSUMER PRICE INDEX                          $13,928

                       ---------------------------------
                          FBP CONTRARIAN BALANCED FUND
                          AVERAGE ANNUAL TOTAL RETURNS

                       1 YEAR                      0.11%
                       5 YEARS                    11.19%
                       10 YEARS                   13.41%
                       ---------------------------------

            PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
  SHARES      COMMON STOCKS -- 97.2%                                   VALUE
--------------------------------------------------------------------------------
              CHEMICALS -- 3.1%
    21,000    Dow Chemical Company .............................    $    523,688
    35,000    Great Lakes Chemical Corporation .................       1,025,938
                                                                    ------------
                                                                       1,549,626
                                                                    ------------

              COMMERCIAL BANKING -- 14.6%
    45,000    Bank One Corporation .............................       1,738,125
    30,000    Bank of America Corporation ......................       1,571,250
    24,000    Chase Manhattan Corporation ......................       1,108,500
    35,000    Citigroup, Inc. ..................................       1,892,188
    30,000    First Union Corporation ..........................         965,625
                                                                    ------------
                                                                       7,275,688
                                                                    ------------

              COMMUNICATIONS -- 3.2%
    18,000    Harris Corporation ...............................         511,875
    22,000    Verizon Communications ...........................       1,065,625
                                                                    ------------
                                                                       1,577,500
                                                                    ------------

              COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 9.3%
    25,000    Compaq Computer Corporation ......................         689,500
    25,000    Electronic Data Systems Corporation ..............       1,037,500
    20,000    International Business Machines Corporation ......       2,250,000
    65,000    Novell, Inc. (a) .................................         645,938
                                                                    ------------
                                                                       4,622,938
                                                                    ------------

              CONSUMER GOODS & SERVICES -- 7.4%
    50,000    American Greetings Corporation - Class A .........         875,000
    88,200    Archer-Daniels-Midland Company ...................         760,725
    79,000    Cendant Corporation (a) ..........................         859,125
    16,000    Philip Morris Companies, Inc. ....................         471,000
    40,000    Shaw Industries, Inc. ............................         740,000
                                                                    ------------
                                                                       3,705,850
                                                                    ------------

              DRUGS/MEDICAL EQUIPMENT -- 9.0%
     7,500    Amgen, Inc. (a) (b) ..............................         523,711
    16,000    Bristol-Myers Squibb Company .....................         914,000
    14,000    Johnson & Johnson ................................       1,315,125
    25,000    Mallinckrodt, Inc. ...............................       1,140,625
     7,600    Merck & Company, Inc. ............................         565,725
                                                                    ------------
                                                                       4,459,186
                                                                    ------------

              DURABLE GOODS -- 5.2%
    50,000    Engelhard Corporation ............................         812,500
    12,450    General Electric Company .........................         718,209
    60,000    Waste Management, Inc. ...........................       1,046,250
                                                                    ------------
                                                                       2,576,959
                                                                    ------------

              FINANCE -- 3.7%
    25,000    The St. Paul Companies, Inc. .....................       1,232,812
    56,000    United Dominion Realty ...........................         609,000
                                                                    ------------
                                                                       1,841,812
                                                                    ------------

              FUNERAL SERVICES -- 0.4%
    75,000    Service Corporation International ................         182,812
                                                                    ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS -- 97.2% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              HOUSEHOLD APPLIANCES -- 1.0%
    13,000    Whirlpool Corporation ............................    $    505,375
                                                                    ------------

              INSURANCE -- 6.1%
    15,000    Aetna, Inc. ......................................         870,938
    80,000    UnumProvident Corporation ........................       2,180,000
                                                                    ------------
                                                                       3,050,938
                                                                    ------------

              OIL & OIL DRILLING -- 6.4%
    15,000    El Paso Energy Corporation .......................         924,375
    15,000    Kerr-McGee Corporation ...........................         993,750
    13,000    Schlumberger Limited .............................       1,070,062
     3,523    Transocean Sedco Forex, Inc. .....................         206,536
                                                                    ------------
                                                                       3,194,723
                                                                    ------------

              PACKAGING -- 1.2%
    58,000    Crown Cork & Seal Company, Inc. ..................         619,875
                                                                    ------------

              PHOTOGRAPHICAL PRODUCTS -- 1.6%
    20,000    Eastman Kodak Company ............................         817,500
                                                                    ------------

              PRINTING -- 2.5%
    50,000    R. R. Donnelley & Sons Company ...................       1,228,125
                                                                    ------------

              RETAIL STORES -- 12.2%
    15,000    Applebee's International, Inc. ...................         345,000
    40,000    CBRL Group, Inc. .................................         575,000
    35,000    Circuit City Stores - Circuit City Group .........         805,000
    80,000    Dillard's, Inc. ..................................         850,000
    48,000    IKON Office Solutions, Inc. ......................         189,000
    36,000    May Department Stores Company ....................         738,000
    45,000    SUPERVALU, Inc. ..................................         677,812
    51,300    The Pep Boys - Manny, Moe & Jack .................         256,500
    25,000    Toys R Us, Inc. (a) (b) ..........................         406,250
    25,400    Wal-Mart Stores, Inc. (b) ........................       1,222,375
                                                                    ------------
                                                                       6,064,937
                                                                    ------------

              TRANSPORTATION -- 6.8%
    26,000    FedEx Corporation (a) ............................       1,152,840
    40,000    Trinity Industries, Inc. .........................         935,000
    34,000    Union Pacific Corporation ........................       1,321,750
                                                                    ------------
                                                                       3,409,590
                                                                    ------------

              TRAVEL & INVESTMENT SERVICES -- 3.5%
     9,000    American Express Company .........................         546,750
    25,000    USA Education, Inc. ..............................       1,204,687
                                                                    ------------
                                                                       1,751,437
                                                                    ------------

              TOTAL COMMON STOCKS -- (Cost $41,104,307) ........    $ 48,434,871
                                                                    ------------

FBP CONTRARIAN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE     SHORT-TERM CORPORATE NOTES -- 2.6%                       VALUE
--------------------------------------------------------------------------------
$   31,409    American Family Services Demand Note .............    $     31,409
   108,075    Wisconsin Corporate Central Credit Union
                Variable Demand Note ...........................         108,075
 1,143,024    Wisconsin Electric Power Company Variable Demand
                Note............................................       1,143,024
                                                                    ------------

              TOTAL SHORT-TERM CORPORATE NOTES --
                (Amortized Cost $1,282,508) ....................    $  1,282,508
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE -- 99.8%
                (Cost $42,386,815) .............................    $ 49,717,379

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% ....         103,585
                                                                    ------------

              NET ASSETS -- 100.0%..............................    $ 49,820,964
                                                                    ============

(a)  Non-income producing security.

(b)  Security covers a call option

================================================================================
FBP CONTRARIAN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                            MARKET
 OPTION                                                    VALUE OF     PREMIUMS
CONTRACTS     COVERED CALL OPTIONS                          OPTIONS     RECEIVED
--------------------------------------------------------------------------------
              Amgen, Inc.,
      35        10/21/00 at $80 ......................     $  3,719     $ 24,787
              Toys R Us, Inc.,
     100        12/16/00 at $17.50 ...................        8,125       19,599
              Wal-Mart Stores, Inc.,
      25        12/16/00 at $65 ......................          625       14,900
                                                           --------     --------
                                                           $ 12,469     $ 59,286
                                                           ========     ========

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
  SHARES      COMMON STOCKS -- 67.1%                                   VALUE
--------------------------------------------------------------------------------
              CHEMICALS -- 2.2%
    24,600    Dow Chemical Company .............................    $    613,462
    22,000    Great Lakes Chemical Corporation .................         644,875
                                                                    ------------
                                                                       1,258,337
                                                                    ------------

              COMMERCIAL BANKING -- 9.1%
    35,000    Bank One Corporation .............................       1,351,875
    20,000    Bank of America Corporation ......................       1,047,500
    23,025    Chase Manhattan Corporation ......................       1,063,467
    22,666    Citigroup, Inc. ..................................       1,225,381
    15,000    First Union Corporation ..........................         482,812
                                                                    ------------
                                                                       5,171,035
                                                                    ------------

              COMMUNICATIONS -- 2.0%
    17,000    Harris Corporation ...............................         483,438
    13,420    Verizon Communications ...........................         650,031
                                                                    ------------
                                                                       1,133,469
                                                                    ------------

              COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 5.5%
    11,500    Compaq Computer Corporation ......................         317,170
    20,000    Electronic Data Systems Corporation ..............         830,000
    14,000    International Business Machines Corporation ......       1,575,000
    43,000    Novell, Inc.(a) ..................................         427,312
                                                                    ------------
                                                                       3,149,482
                                                                    ------------

              CONSUMER GOODS & SERVICES -- 5.3%
    33,000    American Greetings Corporation - Class A .........         577,500
    69,458    Archer-Daniels-Midland Company ...................         599,071
    70,000    Cendant Corporation(a) ...........................         761,250
    19,000    Philip Morris Companies, Inc. ....................         559,312
    29,000    Shaw Industries, Inc. ............................         536,500
                                                                    ------------
                                                                       3,033,633
                                                                    ------------

              DRUGS/MEDICAL EQUIPMENT -- 5.8%
     5,000    Amgen, Inc.(a) (b) ...............................         349,141
    12,200    Bristol-Myers Squibb Company .....................         696,925
    10,000    Johnson & Johnson ................................         939,375
    18,000    Mallinckrodt, Inc. ...............................         821,250
     6,400    Merck & Company, Inc. ............................         476,400
                                                                    ------------
                                                                       3,283,091
                                                                    ------------

              DURABLE GOODS -- 3.6%
    30,500    Engelhard Corporation ............................         495,625
    13,000    General Electric Company .........................         749,938
    45,000    Waste Management, Inc. ...........................         784,688
                                                                    ------------
                                                                       2,030,251
                                                                    ------------

              FINANCE -- 2.7%
    20,000    The St. Paul Companies, Inc. .....................         986,250
    50,000    United Dominion Realty ...........................         543,750
                                                                    ------------
                                                                       1,530,000
                                                                    ------------

              FUNERAL SERVICES -- 0.3%
    70,000    Service Corporation International ................         170,625
                                                                    ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS -- 67.1% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              HOUSEHOLD APPLIANCES -- 0.6%
     9,000    Whirlpool Corporation ............................    $    349,875
                                                                    ------------

              INSURANCE -- 5.6%
    11,300    Aetna, Inc. ......................................         656,106
     9,500    American International Group .....................         909,031
    60,000    UnumProvident Corporation ........................       1,635,000
                                                                    ------------
                                                                       3,200,137
                                                                    ------------

              OIL & OIL DRILLING -- 5.4%
    20,000    El Paso Energy Corporation .......................       1,232,500
    10,000    Kerr-McGee Corporation ...........................         662,500
    12,000    Schlumberger Limited .............................         987,750
     3,388    Transocean Sedco Forex, Inc. .....................         198,622
                                                                    ------------
                                                                       3,081,372
                                                                    ------------

              PACKAGING -- 0.8%
    40,000    Crown Cork & Seal Company, Inc. ..................         427,500
                                                                    ------------

              PHOTOGRAPHICAL PRODUCTS -- 0.8%
    11,000    Eastman Kodak Company ............................         449,625
                                                                    ------------

              PRINTING -- 2.0%
    46,000    R. R. Donnelley & Sons Company ...................       1,129,875
                                                                    ------------

              RETAIL STORES -- 7.7%
    15,000    Applebee's International, Inc. ...................         345,000
    15,000    CBRL Group, Inc. .................................         215,625
    21,200    Circuit City Stores - Circuit City Group .........         487,600
    59,000    Dillard's, Inc. ..................................         626,875
    34,000    IKON Office Solutions, Inc. ......................         133,875
    20,000    May Department Stores Company ....................         410,000
    34,000    SUPERVALU, INC ...................................         512,125
    34,500    The Pep Boys - Manny, Moe & Jack .................         172,500
    28,000    Toys R Us, Inc.(a) (b) ...........................         455,000
    20,000    Wal-Mart Stores, Inc.(b) .........................         962,500
                                                                    ------------
                                                                       4,321,100
                                                                    ------------

              TRANSPORTATION -- 4.1%
    20,200    FedEx Corporation(a) .............................         895,668
    20,000    Trinity Industries, Inc. .........................         467,500
    25,000    Union Pacific Corporation ........................         971,875
                                                                    ------------
                                                                       2,335,043
                                                                    ------------

              TRAVEL & INVESTMENT SERVICES -- 3.6%
    15,000    American Express Company .........................         911,250
    24,000    USA Education, Inc. ..............................       1,156,500
                                                                    ------------
                                                                       2,067,750
                                                                    ------------

              TOTAL COMMON STOCKS (Cost $25,385,383) ...........    $ 38,122,200
                                                                    ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE     U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 15.4%          VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 10.6%
$1,000,000    4.625%, due 12/31/00 .............................    $    995,000
   500,000    5.625%, due 02/28/01 .............................         498,594
 1,000,000    4.875%, due 03/31/01 .............................         992,813
   750,000    5.625%, due 05/15/01 .............................         746,954
   750,000    6.125%, due 12/31/01 .............................         749,062
   500,000    6.625%, due 04/30/02 .............................         503,906
   500,000    6.375%, due 08/15/02 .............................         502,969
   500,000    6.25%, due 02/15/03 ..............................         502,969
   500,000    7.25%, due 05/15/04 ..............................         521,250
                                                                    ------------
                                                                       6,013,517
                                                                    ------------

              FEDERAL HOME LOAN BANK BONDS -- 4.8%
 1,000,000    7.00%, due 07/02/09 ..............................         974,934
   855,000    6.75%, due 03/28/14 ..............................         791,372
 1,000,000    8.00%, due 08/19/14 ..............................         978,872
                                                                    ------------
                                                                       2,745,178
                                                                    ------------

              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                (Amortized Cost $8,761,636) ....................    $  8,758,695
                                                                    ------------

================================================================================
PAR VALUE     CORPORATE BONDS -- 15.1%                                 VALUE
--------------------------------------------------------------------------------
              FINANCE -- 5.7%
              Allstate Corporation,
$  500,000      7.875%, due 05/01/05 ...........................    $    515,242
              Bankers Trust New York Corporation,
   750,000      7.375%, due 05/01/08 ...........................         734,210
              General Motors Acceptance Corporation,
 1,000,000      5.50%, due 01/14/02 ............................         982,543
              Northern Trust Company,
 1,000,000      7.10%, due 08/01/09 ............................         986,501
                                                                    ------------
                                                                       3,218,496
                                                                    ------------

              INDUSTRIAL -- 5.7%
              Hertz Corporation,
 1,000,000      6.00%, due 01/15/03 ............................         977,937
              Hilton Hotels Corporation,
   300,000      7.70%, due 07/15/02 ............................         299,217
              The Kroger Company,
 1,000,000      7.65%, due 04/15/07 ............................         994,350
              Raychem Corporation,
 1,000,000      7.20%, due 10/15/08 ............................         955,506
                                                                    ------------
                                                                       3,227,010
                                                                    ------------

              TRANSPORTATION -- 0.7%
              Ryder System, Inc.,
   485,000      6.60%, due 11/15/05 ............................         456,205
                                                                    ------------

FBP CONTRARIAN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE     CORPORATE BONDS -- 15.1%                                 VALUE
--------------------------------------------------------------------------------
              UTILITIES -- 3.0%
              Central Power & Light Company,
$  700,000      7.50%, due 12/01/02 ............................    $    706,590
              Ohio Power Company,
 1,000,000      6.75%, due 07/01/04 ............................         983,760
                                                                    ------------
                                                                       1,690,350
                                                                    ------------

              TOTAL CORPORATE BONDS (Amortized Cost $8,644,494)     $  8,592,061
                                                                    ------------

================================================================================
PAR VALUE     SHORT-TERM CORPORATE NOTES -- 1.8%                       VALUE
--------------------------------------------------------------------------------
$  354,348    American Family Services Demand Note .............    $    354,348
   208,501    Wisconsin Corporate Central Credit Union
                Variable Demand Note ...........................         208,501
   394,876    Wisconsin Electric Power Company Variable
                Demand Note ....................................         394,876
                                                                    ------------

              TOTAL SHORT-TERM CORPORATE NOTES
                (Amortized Cost $957,725) ......................    $    957,725
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE -- 99.4%
                (Cost $43,749,238) .............................    $ 56,430,681

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.6% ....         355,147
                                                                    ------------

              NET ASSETS -- 100.0%..............................    $ 56,785,828
                                                                    ============

(a)  Non-income producing security.

(b)  Security covers a call option.

FBP CONTRARIAN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                            MARKET
 OPTION                                                    VALUE OF     PREMIUMS
CONTRACTS     COVERED CALL OPTIONS                          OPTIONS     RECEIVED
--------------------------------------------------------------------------------
              Amgen, Inc.,
      25        10/21/00 at $80 ......................     $  2,656     $ 17,705
              Toys R Us, Inc.,
      50        12/16/00 at $17.50 ...................        4,062        9,800
              Wal-Mart Stores, Inc.,
      20        12/16/00 at $65 ......................          500       11,920
                                                           --------     --------
                                                           $  7,218     $ 39,425
                                                           ========     ========

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)
=====================================================================================================
                                                                             FBP             FBP
                                                                          CONTRARIAN      CONTRARIAN
                                                                            EQUITY         BALANCED
                                                                             FUND            FUND
-----------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost ................................................ $ 42,386,815    $ 43,749,238
                                                                         ============    ============
    At value (Note 1) .................................................. $ 49,717,379    $ 56,430,681
  Dividends and interest receivable ....................................       98,477         399,091
  Receivable for capital shares sold ...................................      124,272          35,733
  Other assets .........................................................        5,778           4,250
                                                                         ------------    ------------
    TOTAL ASSETS .......................................................   49,945,906      56,869,755
                                                                         ------------    ------------

LIABILITIES
  Dividends payable ....................................................       35,198          16,611
  Payable for capital shares redeemed ..................................       15,145          13,191
  Accrued investment advisory fees (Note 3) ............................       30,377          32,885
  Accrued administration fees (Note 3) .................................        8,100           8,630
  Other accrued expenses and liabilities ...............................       23,653           5,391
  Covered call options, at value (Notes 1 and 4)
    (premiums received $59,286 and $39,425, respectively) ..............       12,469           7,219
                                                                         ------------    ------------
    TOTAL LIABILITIES ..................................................      124,942          83,927
                                                                         ------------    ------------

NET ASSETS ............................................................. $ 49,820,964    $ 56,785,828
                                                                         ============    ============

Net assets consist of:
  Paid-in capital ...................................................... $ 42,551,152    $ 42,636,039
  Undistributed net investment income ..................................           14              16
  Accumulated net realized gains (losses) from security transactions ...     (107,583)      1,436,124
  Net unrealized appreciation on investments ...........................    7,377,381      12,713,649
                                                                         ------------    ------------
Net assets ............................................................. $ 49,820,964    $ 56,785,828
                                                                         ============    ============

Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value) ............................................    2,402,497       3,220,793
                                                                         ============    ============

Net asset value, offering price and redemption price per share (Note 1)  $      20.74    $      17.63
                                                                         ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
=====================================================================================================
                                                                             FBP             FBP
                                                                          CONTRARIAN      CONTRARIAN
                                                                            EQUITY         BALANCED
                                                                             FUND            FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest ............................................................. $     60,414    $    584,711
  Dividends ............................................................      548,202         386,580
                                                                         ------------    ------------
    TOTAL INVESTMENT INCOME ............................................      608,616         971,291
                                                                         ------------    ------------

EXPENSES
  Investment advisory fees (Note 3) ....................................      191,782         200,697
  Administration fees (Note 3) .........................................       48,571          50,381
  Custodian fees .......................................................        8,091           6,667
  Professional fees ....................................................        3,928           6,688
  Postage and supplies .................................................        2,549              --
  Trustees' fees and expenses ..........................................        4,569           4,569
  Registration fees ....................................................        4,681           3,784
  Printing of shareholder reports ......................................        2,785           2,785
  Pricing costs ........................................................          641             167
  Insurance expense ....................................................        2,024           2,370
  Other expenses .......................................................        1,614              --
                                                                         ------------    ------------
    TOTAL EXPENSES .....................................................      271,235         278,108
                                                                         ------------    ------------

NET INVESTMENT INCOME ................................................        337,381         693,183
                                                                         ------------    ------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  Net realized gains on security transactions ..........................      571,772       1,027,144
  Net realized gains on option contracts written .......................       79,404          49,327
  Net change in unrealized appreciation/depreciation on investments ....     (645,783)     (1,281,637)
                                                                         ------------    ------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ............          5,393        (205,166)
                                                                         ------------    ------------

NET INCREASE IN NET ASSETS FROM OPERATIONS ...........................   $    342,774    $    488,017
                                                                         ============    ============

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                     FBP CONTRARIAN                 FBP CONTRARIAN
                                                                       EQUITY FUND                   BALANCED FUND
                                                            --------------------------------------------------------------
                                                                SIX MONTHS                     SIX MONTHS
                                                                   ENDED          YEAR            ENDED          YEAR
                                                                SEPT. 30,         ENDED        SEPT. 30,         ENDED
                                                                   2000         MARCH 31,         2000         MARCH 31,
                                                                (UNAUDITED)       2000         (UNAUDITED)       2000
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ...................................... $    337,381   $    447,435    $    693,183   $  1,353,583
  Net realized gains on:
    Security transactions ....................................      571,772         19,813       1,027,144      3,284,271
    Option contracts written .................................       79,404        181,902          49,327        155,564
  Net change in unrealized appreciation/
    depreciation on investments ..............................     (645,783)    (4,466,329)     (1,281,637)    (5,918,726)
                                                               ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from operations ........      342,774     (3,817,179)        488,017     (1,125,308)
                                                               ------------   ------------    ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .................................     (337,367)      (447,435)       (693,167)    (1,353,716)
  From net realized gains ....................................           --       (960,474)             --     (3,080,182)
                                                               ------------   ------------    ------------   ------------
Decrease in net assets from
  distributions to shareholders ..............................     (337,367)    (1,407,909)       (693,167)    (4,433,898)
                                                               ------------   ------------    ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..................................   10,094,799     37,998,156       2,195,078     10,283,683
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .........................      266,581      1,209,728         660,283      4,276,985
  Payments for shares redeemed ...............................  (16,336,486)   (23,170,015)     (5,536,927)   (14,291,631)
                                                               ------------   ------------    ------------   ------------
Net increase (decrease) in net assets from
  capital share transactions .................................   (5,975,106)    16,037,869      (2,681,566)       269,037
                                                               ------------   ------------    ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .................................................   (5,969,699)    10,812,781      (2,886,716)    (5,290,169)

NET ASSETS
  Beginning of period ........................................   55,790,663     44,977,882      59,672,544     64,962,713
                                                               ------------   ------------    ------------   ------------
  End of period (including undistributed net
    investment income of $14, $0,
    $16 and $0, respectively) ................................ $ 49,820,964   $ 55,790,663    $ 56,785,828   $ 59,672,544
                                                               ============   ============    ============   ============

CAPITAL SHARE ACTIVITY
  Sold .......................................................      482,030      1,730,106         124,909        541,893
  Reinvested .................................................       13,083         55,478          38,094        232,354
  Redeemed ...................................................     (772,165)    (1,098,843)       (313,502)      (759,067)
                                                               ------------   ------------    ------------   ------------
  Net increase (decrease) in shares outstanding ..............     (277,052)       686,741        (150,499)        15,180
  Shares outstanding at beginning of period ..................    2,679,549      1,992,808       3,371,292      3,356,112
                                                               ------------   ------------    ------------   ------------
  Shares outstanding at end of period ........................    2,402,497      2,679,549       3,220,793      3,371,292
                                                               ============   ============    ============   ============

See accompanying notes to financial statements.

FBP CONTRARIAN EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  20.82   $  22.57   $  21.45   $  16.08   $  14.21   $  11.21
                                                   --------   --------   --------   --------   --------   --------
Income (loss) from investment operations:
  Net investment income ........................       0.13       0.18       0.13       0.19       0.22       0.24
  Net realized and unrealized gains (losses)
    on investments .............................      (0.08)     (1.38)      1.50       5.98       2.24       3.05
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............       0.05      (1.20)      1.63       6.17       2.46       3.29
                                                   --------   --------   --------   --------   --------   --------
Less distributions:
  Dividends from net investment income .........      (0.13)     (0.18)     (0.13)     (0.19)     (0.22)     (0.24)
  Distributions from net realized gains ........         --      (0.37)     (0.38)     (0.61)     (0.37)     (0.05)
                                                   --------   --------   --------   --------   --------   --------
Total distributions ............................      (0.13)     (0.55)     (0.51)     (0.80)     (0.59)     (0.29)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  20.74   $  20.82   $  22.57   $  21.45   $  16.08   $  14.21
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................      0.27%(b)  (5.40%)     7.74%     38.90%     17.65%     29.54%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $ 49,821   $ 55,791   $ 44,978   $ 35,322   $ 16,340   $  9,090
                                                   ========   ========   ========   ========   ========   ========

Ratio of net expenses to average net assets(a) .      0.99%(c)   1.04%      1.08%      1.12%      1.21%      1.25%

Ratio of net investment income to average net assets  1.24%(c)   0.83%      0.63%      1.04%      1.50%      1.89%

Portfolio turnover rate ........................        19%(c)     20%        18%        10%         9%        12%

(a) Absent fee waivers and/or expense reimbursements by the Advisor, the ratios of expenses to average net assets would have been 1.25% and 1.67% for the years ended March 31, 1997, and 1996, respectively.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

FBP CONTRARIAN BALANCED FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  17.70   $  19.36   $  19.08   $  15.87   $  14.86   $  12.80
                                                   --------   --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income ........................       0.21       0.40       0.39       0.41       0.42       0.43
  Net realized and unrealized gains (losses)
    on investments .............................      (0.07)     (0.74)      1.21       4.26       1.49       2.44
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............       0.14      (0.34)      1.60       4.67       1.91       2.87
                                                   --------   --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income .........      (0.21)     (0.40)     (0.39)     (0.41)     (0.42)     (0.43)
  Distributions from net realized gains ........         --      (0.92)     (0.93)     (1.05)     (0.48)     (0.38)
                                                   --------   --------   --------   --------   --------   --------
Total distributions ............................      (0.21)     (1.32)     (1.32)     (1.46)     (0.90)     (0.81)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  17.63   $  17.70   $  19.36   $  19.08   $  15.87   $  14.86
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................      0.84%(b)  (1.87%)     8.74%     30.22%     13.15%     22.86%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $ 56,786   $ 59,673   $ 64,963   $ 55,940   $ 40,854   $ 35,641
                                                   ========   ========   ========   ========   ========   ========

Ratio of net expenses to average net assets ....      0.96%(c)   1.02%      1.04%      1.04%      1.08%      1.17%

Ratio of net investment income to average net assets  2.40%(c)   2.11%      2.05%      2.33%      2.65%      3.04%

Portfolio turnover rate ........................        15%(c)     31%        25%        21%        24%        17%

(a)  Not annualized.

(b)  Annualized.

See accompanying notes to financial statements.

THE FLIPPIN, BRUCE & PORTER FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The FBP Contrarian Equity Fund and the FBP Contrarian Balanced Fund (the Funds) are no-load, diversified series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The FBP Contrarian Equity Fund seeks long-term growth of capital through investment in a diversified portfolio comprised primarily of equity securities, with current income as a secondary objective.

The FBP Contrarian Balanced Fund seeks long-term capital appreciation and current income through investment in a balanced portfolio of equity and fixed income securities assuming a moderate level of investment risk.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of each Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income distributions and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of investment securities and covered call options as of September 30, 2000:

--------------------------------------------------------------------------------
                                             FBP CONTRARIAN      FBP CONTRARIAN
                                               EQUITY FUND        BALANCED FUND
--------------------------------------------------------------------------------
Gross unrealized appreciation ..........      $ 14,100,241        $ 16,443,562
Gross unrealized depreciation ..........        (6,722,860)         (3,729,913)
                                              ------------        ------------
Net unrealized appreciation ............      $  7,377,381        $ 12,713,649
                                              ============        ============
Federal income tax cost ................      $ 42,327,529        $ 43,709,813
                                              ============        ============
--------------------------------------------------------------------------------

The FBP Contrarian Equity Fund had net realized capital losses of $758,759 during the period November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the six months ended September 30, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $4,896,272 and $10,079,295, respectively, for the FBP Contrarian Equity Fund and $4,208,057 and $6,518,673, respectively, for the FBP Contrarian Balanced Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by Flippin, Bruce & Porter, Inc. (the Advisor) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, effective February 1, 2000, each Fund pays the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate of .70% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Prior to February 1, 2000, each Fund paid the Advisor a fee, which was computed and accrued daily and paid monthly at an annual rate of .75% on its average daily net assets up to $250 million; .65% on the next $250 million of such net assets; and .50% on such net assets in excess of $500 million. Certain Trustees and officers of the Trust are also officers of the Advisor.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each Fund at an annual rate of .18% on its average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee for each Fund. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares.

4.   COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 2000 is as follows:

----------------------------------------------------------------------------------------------------
                                                    FBP CONTRARIAN              FBP CONTRARIAN
                                                      EQUITY FUND                BALANCED FUND
                                               -----------------------------------------------------
                                                 OPTION        OPTION        OPTION        OPTION
                                               CONTRACTS      PREMIUMS     CONTRACTS      PREMIUMS
----------------------------------------------------------------------------------------------------
Options outstanding at beginning of year ...           66    $   79,404            41    $   49,327
Options written ............................          160       (59,286)           95        39,425
Options expired ............................          (66)      (79,404)          (41)      (49,327)
                                               ----------    ----------    ----------    ----------
Options outstanding at end of year .........          160    $   59,286            54    $   39,425
                                               ==========    ==========    ==========    ==========
----------------------------------------------------------------------------------------------------

                       THIS PAGE INTENTIONALLY LEFT BLANK

-----------------------------------          -----------------------------------
THE JAMESTOWN FUNDS

INVESTMENT ADVISER
Lowe, Brockenbrough & Company, Inc.
6620 West Broad Street
Suite 300
Richmond, Virginia 23230                                  THE
                                                       JAMESTOWN
ADMINISTRATOR                                            FUNDS
Ultimus Fund Solutions, LLC
P.O. Box 46707                                       NO-LOAD FUNDS
Cincinnati, Ohio 45246-0707
1-866-738-1126
                                                   SEMI-ANNUAL REPORT
INDEPENDENT AUDITORS                               SEPTEMBER 30, 2000
Tait, Weller & Baker                                   (UNAUDITED)
Eight Penn Center Plaza, Suite 800
Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, Massachusetts 02109

BOARD OF TRUSTEES
Austin Brockenbrough, III
John T. Bruce                                      INVESTMENT ADVISER
Charles M. Caravati, Jr.                   LOWE, BROCKENBROUGH & COMPANY, INC.
J. Finley Lee, Jr.                                 RICHMOND, VIRGINIA
Richard Mitchell
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

-----------------------------------          -----------------------------------

THE JAMESTOWN FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)
===============================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                      JAMESTOWN      JAMESTOWN      TAX EXEMPT    INTERNATIONAL
                                                       BALANCED        EQUITY        VIRGINIA        EQUITY
                                                         FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
ASSETS
  Investments in securities:
    At acquisition cost ..........................   $ 92,313,432   $ 45,928,267   $ 28,786,306   $ 65,376,269
                                                     ============   ============   ============   ============
    At value (Note 1) ............................   $127,590,509   $ 71,885,620   $ 28,945,377   $ 72,987,533
  Cash ...........................................             --             --             --      1,350,979
  Cash denominated in foreign currency (Note 5) ..             --             --             --         69,394
  Dividends receivable ...........................         42,111         32,499             --        217,854
  Interest receivable ............................        698,658             --        385,732             --
  Receivable for securities sold .................             --             --             --        902,082
  Receivable for capital shares sold .............         44,679         33,100             --      2,408,155
  Net unrealized appreciation on forward foreign
    currency exchange contracts (Note 6) .........             --             --             --            380
  Other assets ...................................          7,360        158,047          7,804         65,010
                                                     ------------   ------------   ------------   ------------
    TOTAL ASSETS .................................    128,383,317     72,109,266     29,338,913     78,001,387
                                                     ------------   ------------   ------------   ------------
LIABILITIES
  Bank overdraft .................................         44,679         25,000             --             --
  Distributions payable ..........................         33,651             --         35,452             --
  Payable for securities purchased ...............             --             --             --        316,569
  Payable for capital shares redeemed ............         34,925         24,700          8,419      1,118,116
  Accrued investment advisory fees (Note 3) ......         69,730         39,251          9,646         63,435
  Accrued administration fees (Note 3) ...........         17,850         10,775          3,680         11,250
  Covered call options, at value (Notes 1 and 7)
    (premiums received $372,388 and $276,185,
    respectively) ................................        336,375        250,625             --             --
  Other accrued expenses and liabilities .........         12,251             --         14,734         47,571
                                                     ------------   ------------   ------------   ------------
    TOTAL LIABILITIES ............................        549,461        350,351         71,931      1,556,941
                                                     ------------   ------------   ------------   ------------
NET ASSETS .......................................   $127,833,856   $ 71,758,915   $ 29,266,982   $ 76,444,446
                                                     ============   ============   ============   ============
Net assets consist of:
  Paid-in capital ................................   $ 89,454,808   $ 42,033,509   $ 29,470,837   $ 64,790,993
  Undistributed net investment income (loss) .....            956        (45,325)            --        (78,571)
  Accumulated net realized gains (losses) from
    security and foreign currency transactions ...      2,998,537      3,787,818       (362,926)     4,141,794
  Distributions in excess of net realized gains ..         66,465             --             --             --
  Net unrealized appreciation (depreciation)
    on investments ...............................     35,313,090     25,982,913        159,071      7,611,264
  Net unrealized depreciation on translation of
    assets and liabilities in foreign currencies .             --             --             --        (21,034)
                                                     ------------   ------------   ------------   ------------
Net assets .......................................   $127,833,856   $ 71,758,915   $ 29,266,982   $ 76,444,446
                                                     ============   ============   ============   ============
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .....      6,604,865      2,873,055      2,963,304      5,494,062
                                                     ============   ============   ============   ============
Net asset value, offering price and redemption
  price per share (Note 1) .......................   $      19.35   $      24.98   $       9.88   $      13.91
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
===============================================================================================================
                                                                                    JAMESTOWN      JAMESTOWN
                                                      JAMESTOWN      JAMESTOWN      TAX EXEMPT    INTERNATIONAL
                                                       BALANCED        EQUITY        VIRGINIA        EQUITY
                                                         FUND           FUND           FUND           FUND
---------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Dividends ......................................   $    401,051   $    275,616   $         --   $    584,758
  Foreign withholding taxes on dividends .........             --             --             --        (36,968)
  Interest .......................................      1,261,809             --        752,314         51,547
                                                     ------------   ------------   ------------   ------------
    TOTAL INVESTMENT INCOME ......................      1,662,860        275,616        752,314        599,337
                                                     ------------   ------------   ------------   ------------

EXPENSES
  Investment advisory fees (Note 3) ..............        420,074        239,786         59,375        400,378
  Administration fees (Note 3) ...................        101,946         62,345         21,781         87,085
  Custodian fees .................................          9,847          5,404          2,372         33,594
  Registration fees ..............................          6,615         10,708            757         10,941
  Professional fees ..............................          7,789            947          1,746         15,527
  Pricing costs ..................................          4,760            418          3,628          5,458
  Trustees' fees and expenses ....................          4,630          4,630          4,576          4,630
  Printing of shareholder reports ................          1,555          1,555          1,555          1,555
  Other expenses .................................         10,573          4,148          5,148          5,179
                                                     ------------   ------------   ------------   ------------
    TOTAL EXPENSES ...............................        567,789        329,941        100,938        564,347

  Expenses reimbursed through a directed
    brokerage arrangement (Note 4) ...............        (12,000)        (9,000)            --             --
                                                     ------------   ------------   ------------   ------------
    NET EXPENSES .................................        555,789        320,941        100,938        564,347
                                                     ------------   ------------   ------------   ------------

NET INVESTMENT INCOME (LOSS) .....................      1,107,071        (45,325)       651,376         34,990
                                                     ------------   ------------   ------------   ------------

REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES (NOTE 5)
  Net realized gains (losses) from:
    Security transactions ........................      3,212,754      3,898,072        (89,748)     4,161,078
    Foreign currency transactions ................             --             --             --       (113,561)
  Net change in unrealized appreciation/depreciation on:
    Investments ..................................     (6,300,829)    (6,984,245)       337,962    (17,763,474)
    Foreign currency translation .................             --             --             --         22,364
                                                     ------------   ------------   ------------   ------------

NET REALIZED AND UNREALIZED
  GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCIES .........................     (3,088,075)    (3,086,173)       248,214    (13,693,593)
                                                     ------------   ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ................................   $ (1,981,004)  $ (3,131,498)  $    899,590   $(13,658,603)
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                              JAMESTOWN                     JAMESTOWN
                                                            BALANCED FUND                  EQUITY FUND
                                                     ----------------------------------------------------------
                                                      SIX MONTHS                    SIX MONTHS
                                                         ENDED          YEAR           ENDED          YEAR
                                                       SEPT. 30,        ENDED        SEPT. 30,        ENDED
                                                         2000         MARCH 31,        2000         MARCH 31,
                                                      (UNAUDITED)       2000        (UNAUDITED)       2000
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss) ...................   $  1,107,071   $  2,152,434   $    (45,325)  $     91,302
  Net realized gains from
    security transactions ........................      3,212,754      4,813,070      3,898,072      2,953,963
Net change in unrealized appreciation/depreciation
  on investments .................................     (6,300,829)    10,736,573     (6,984,245)    12,102,255
                                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  from operations ................................     (1,981,004)    17,702,077     (3,131,498)    15,147,520
                                                     ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................     (1,106,116)    (2,152,434)            --        (91,302)
  From net realized gains from security
    transactions .................................             --     (4,880,959)            --     (2,680,161)
                                                     ------------   ------------   ------------   ------------
Decrease in net assets from distributions
  to shareholders ................................     (1,106,116)    (7,033,393)            --     (2,771,463)
                                                     ------------   ------------   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................      6,847,045      8,830,494     19,866,241      8,147,118
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............      1,041,647      6,724,517             --      2,521,395
  Payments for shares redeemed ...................     (5,168,801)   (10,826,415)   (22,784,557)    (8,651,809)
                                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net assets from capital
  share transactions .............................      2,719,891      4,728,596     (2,918,316)     2,016,704
                                                     ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .....................................       (367,229)    15,397,280     (6,049,814)    14,392,761

NET ASSETS
  Beginning of period ............................    128,201,085    112,803,805     77,808,729     63,415,968
                                                     ------------   ------------   ------------   ------------
  End of period ..................................   $127,833,856   $128,201,085   $ 71,758,915   $ 77,808,729
                                                     ============   ============   ============   ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................        346,953        472,789        758,563        349,898
  Reinvested .....................................         52,947        346,587             --         98,084
  Redeemed .......................................       (261,117)      (579,486)      (876,044)      (372,354)
                                                     ------------   ------------   ------------   ------------
  Net increase (decrease) in shares outstanding ..        138,783        239,890       (117,481)        75,628
  Shares outstanding, beginning of period ........      6,466,082      6,226,192      2,990,536      2,914,908
                                                     ------------   ------------   ------------   ------------
  Shares outstanding, end of period ..............      6,604,865      6,466,082      2,873,055      2,990,536
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
===============================================================================================================
                                                        JAMESTOWN TAX EXEMPT                JAMESTOWN
                                                            VIRGINIA FUND           INTERNATIONAL EQUITY FUND
                                                     ----------------------------------------------------------
                                                      SIX MONTHS                    SIX MONTHS
                                                         ENDED          YEAR           ENDED          YEAR
                                                       SEPT. 30,        ENDED        SEPT. 30,        ENDED
                                                         2000         MARCH 31,        2000         MARCH 31,
                                                      (UNAUDITED)       2000        (UNAUDITED)       2000
---------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income (loss) ...................   $    651,376   $  1,177,406   $     34,990   $     (7,957)
  Net realized gains (losses) from:
    Security transactions ........................        (89,748)      (273,179)     4,161,078      9,161,355
    Foreign currency transactions ................             --             --       (113,561)        59,241
  Net change in unrealized appreciation/
    depreciation on:
    Investments ..................................        337,962       (842,700)   (17,763,474)    13,892,377
    Foreign currency translation .................             --             --         22,364        (48,490)
                                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net assets
  from operations ................................        899,590         61,527    (13,658,603)    23,056,526
                                                     ------------   ------------   ------------   ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .....................       (651,375)    (1,177,406)            --       (176,037)
  From net realized gains from security transactions           --        (26,368)    (6,410,897)    (3,331,220)
                                                     ------------   ------------   ------------   ------------
Decrease in net assets from distributions
  to shareholders ................................       (651,375)    (1,203,774)    (6,410,897)    (3,507,257)
                                                     ------------   ------------   ------------   ------------

FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ......................      2,648,789      8,385,959     55,952,843     90,812,642
  Net asset value of shares issued in reinvestment
    of distributions to shareholders .............        421,214        782,744      6,259,385      3,459,170
  Payments for shares redeemed ...................     (3,189,479)    (4,514,008)   (51,547,562)   (81,991,058)
                                                     ------------   ------------   ------------   ------------
Net increase (decrease) in net assets from
  capital share transactions .....................       (119,476)     4,654,695     10,664,666     12,280,754
                                                     ------------   ------------   ------------   ------------

TOTAL INCREASE (DECREASE) IN
  NET ASSETS .....................................        128,739      3,512,448     (9,404,834)    31,830,023

NET ASSETS
  Beginning of period ............................     29,138,243     25,625,795     85,849,280     54,019,257
                                                     ------------   ------------   ------------   ------------
  End of period ..................................   $ 29,266,982   $ 29,138,243   $ 76,444,446   $ 85,849,280
                                                     ============   ============   ============   ============

CAPITAL SHARE ACTIVITY
  Sold ...........................................        270,830        851,453      3,731,668      5,427,637
  Reinvested .....................................         42,975         79,693        399,134        230,579
  Redeemed .......................................       (325,770)      (462,080)    (3,409,520)    (4,847,275)
                                                     ------------   ------------   ------------   ------------
  Net increase (decrease) in shares outstanding ..        (11,965)       469,066        721,282        810,941
  Shares outstanding, beginning of period ........      2,975,269      2,506,203      4,772,780      3,961,839
                                                     ------------   ------------   ------------   ------------
  Shares outstanding, end of period ..............      2,963,304      2,975,269      5,494,062      4,772,780
                                                     ============   ============   ============   ============

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  19.83   $  18.12   $  17.38   $  15.17   $  14.77   $  12.76
                                                   --------   --------   --------   --------   --------   --------
Income (loss) from investment operations:
  Net investment income ........................       0.17       0.35       0.34       0.37       0.35       0.36
  Net realized and unrealized gains (losses)
    on investments .............................      (0.48)      2.49       0.95       4.31       1.45       2.50
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............      (0.31)      2.84       1.29       4.68       1.80       2.86
                                                   --------   --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income .........      (0.17)     (0.35)     (0.34)     (0.37)     (0.35)     (0.36)
  Distributions from net realized gains ........         --      (0.78)     (0.21)     (2.10)     (1.05)     (0.49)
                                                   --------   --------   --------   --------   --------   --------
Total distributions ............................      (0.17)     (1.13)     (0.55)     (2.47)     (1.40)     (0.85)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  19.35   $  19.83   $  18.12   $  17.38   $  15.17   $  14.77
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................    (1.58%)(b)  15.90%      7.56%     32.42%     12.29%     22.79%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $127,834   $128,201   $112,804   $101,408   $ 70,654   $ 61,576
                                                   ========   ========   ========   ========   ========   ========

Ratio of gross expenses to average net assets ..      0.88%(c)   0.88%      0.88%      0.90%      0.91%      0.93%

Ratio of net expenses to average net assets(a) .      0.86%(c)   0.86%      0.86%      0.87%      0.87%      0.88%

Ratio of net investment income to average net
  assets .......................................      1.71%(c)   1.85%      1.95%      2.21%      2.31%      2.52%

Portfolio turnover rate ........................        57%(c)     62%        69%        90%        58%        72%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  26.02   $  21.76   $  20.16   $  15.66   $  13.96   $  11.29
                                                   --------   --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income (loss) .................      (0.02)      0.03       0.07       0.11       0.13       0.15
  Net realized and unrealized gains (losses)
    on investments .............................      (1.02)      5.18       1.60       6.47       2.00       2.98
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............      (1.04)      5.21       1.67       6.58       2.13       3.13
                                                   --------   --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income .........         --      (0.03)     (0.07)     (0.11)     (0.13)     (0.15)
  Distributions from net realized gains ........         --      (0.92)        --      (1.97)     (0.30)     (0.31)
                                                   --------   --------   --------   --------   --------   --------
Total distributions ............................         --      (0.95)     (0.07)     (2.08)     (0.43)     (0.46)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  24.98   $  26.02   $  21.76   $  20.16   $  15.66   $  13.96
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................      4.00%(b)  24.04%      8.33%     43.74%     15.27%     28.00%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $ 71,759   $ 77,809   $ 63,416   $ 52,214   $ 31,180   $ 17,857
                                                   ========   ========   ========   ========   ========   ========

Ratio of gross expenses to average net assets ..      0.89%(c)   0.91%      0.92%      0.93%      0.98%      1.14%

Ratio of net expenses to average net assets(a) .      0.87%(c)   0.88%      0.89%      0.90%      0.92%      1.01%

Ratio of net investment income to average
  net assets ...................................      0.12%(c)   0.14%      0.35%      0.60%      0.85%      1.27%

Portfolio turnover rate ........................        74%(c)     67%        66%        59%        44%        54%

(a) Ratios were determined based on net expenses after expense reimbursements through a directed brokerage arrangement (Note 4).

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $   9.79   $  10.22   $  10.16   $   9.83   $   9.85   $   9.68
                                                   --------   --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income ........................       0.22       0.42       0.43       0.44       0.45       0.45
  Net realized and unrealized gains (losses)
    on investments .............................       0.09      (0.42)      0.07       0.33      (0.02)      0.17
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............       0.31       0.00       0.50       0.77       0.43       0.62
                                                   --------   --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income .........      (0.22)     (0.42)     (0.43)     (0.44)     (0.45)     (0.45)
  Distributions from net realized gains ........         --      (0.01)     (0.01)        --         --         --
                                                   --------   --------   --------   --------   --------   --------
Total distributions ............................      (0.22)     (0.43)     (0.44)     (0.44)     (0.45)     (0.45)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $   9.88   $   9.79   $  10.22   $  10.16   $   9.83   $   9.85
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................      3.15%      0.04%      4.92%      8.00%      4.39%      6.51%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $ 29,267   $ 29,138   $ 25,626   $ 18,213   $ 11,197   $  8,779
                                                   ========   ========   ========   ========   ========   ========

Ratio of net expenses to average net assets(a) .      0.68%(c)   0.69%      0.73%      0.75%      0.75%      0.75%

Ratio of net investment income to average
  net assets ...................................      4.38%(c)   4.27%      4.17%      4.40%      4.51%      4.57%

Portfolio turnover rate ........................        55%(c)     47%        31%        33%        24%        14%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.78%, 0.88% and 1.04% for the years ended March 31, 1998, 1997 and 1996, respectively.

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
==========================================================================================================
                         SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
==========================================================================================================
                                                  SIX MONTHS
                                                     ENDED      YEAR       YEAR       YEAR     PERIOD
                                                   SEPT. 30,    ENDED      ENDED      ENDED     ENDED
                                                     2000     MARCH 31,  MARCH 31,  MARCH 31,  MARCH 31,
                                                 (UNAUDITED)    2000       1999       1998      1997(A)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  17.99   $  13.63   $  12.61   $   9.81   $  10.00
                                                   --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income (loss) .................       0.01      (0.00)      0.05      (0.01)     (0.01)
  Net realized and unrealized gains (losses)
    on investments and foreign currencies ......      (2.74)      5.19       1.04       2.91      (0.14)
                                                   --------   --------   --------   --------   --------
Total from investment operations ...............      (2.73)      5.19       1.09       2.90      (0.15)
                                                   --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income .........         --      (0.04)     (0.07)     (0.10)     (0.04)
  Distributions from net realized gains ........      (1.35)     (0.79)        --         --         --
                                                   --------   --------   --------   --------   --------
Total distributions ............................      (1.35)     (0.83)     (0.07)     (0.10)     (0.04)
                                                   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  13.91   $  17.99   $  13.63   $  12.61   $   9.81
                                                   ========   ========   ========   ========   ========

Total return ...................................   (16.01%)(c)  39.35%      8.67%     29.67%    (1.56%)(c)
                                                   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $ 76,444   $ 85,849   $ 54,019   $ 42,543   $ 29,290
                                                   ========   ========   ========   ========   ========

Ratio of net expenses to average net assets(b) .      1.41%(d)   1.56%      1.51%      1.56%      1.60%(d)

Ratio of net investment income (loss) to
  average net assets ...........................      0.09%(d) (0.01)%      0.38%    (0.05)%    (0.15)%(d)

Portfolio turnover rate ........................        37%(d)     52%        39%        47%        70%(d)

(a) Represents the period from the commencement of operations (April 16, 1996) through March 31, 1997.

(b) Absent investment advisory fees waived by the Adviser, the ratio of expenses to average net assets would have been 1.71% (c) for the period ended March 31, 1997.

(c)  Not annualized.

(d)  Annualized.

See accompanying notes to financial statements.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Jamestown Balanced Fund, The Jamestown Equity Fund, The Jamestown Tax Exempt Virginia Fund and The Jamestown International Equity Fund (individually, a Fund, and, collectively, the Funds) are each a no-load series of the Williamsburg Investment Trust (the Trust), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on July 18, 1988.

The Jamestown Balanced Fund's investment objectives are long-term growth of capital and income through investment in a balanced portfolio of equity and fixed income securities. Capital protection and low volatility are important investment goals.

The Jamestown Equity Fund's investment objective is long-term growth of capital through investment in a diversified portfolio composed primarily of common stocks. Current income is incidental to this objective and may not be significant.

The Jamestown Tax Exempt Virginia Fund's investment objectives are to provide current income exempt from federal income taxes and from the personal income taxes of Virginia, to preserve capital, to limit credit risk and to take advantage of opportunities to increase and enhance the value of an investment in the Fund. The Fund invests primarily in debt obligations issued by the State of Virginia and its political subdivisions, agencies, authorities and instrumentalities and by other issuers the interest from which is exempt from the personal income taxes of Virginia. The marketability and market value of these obligations could be affected by certain Virginia political and economic developments.

The Jamestown International Equity Fund's investment objective is to achieve superior total returns through investment in equity securities of issuers located outside the United States.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national or foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service. If a pricing service cannot provide a valuation, securities will be valued in good faith at fair value using methods consistent with those determined by the Board of Trustees. Foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by a quotation service.

Repurchase agreements -- The Jamestown Balanced Fund and The Jamestown Equity Fund may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market. At the time the Funds enter into the joint repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid quarterly to shareholders of The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund and are declared daily and paid monthly to shareholders of The Jamestown Tax Exempt Virginia Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Options transactions -- The Funds may write covered call options for which premiums are received and are recorded as liabilities, and are subsequently valued daily at the closing prices on their primary exchanges. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised increase the proceeds used to calculate the realized gain or loss on the sale of the security. If a closing purchase transaction is used to terminate the Funds' obligation on a call, a gain or loss will be realized, depending upon whether the price of the closing purchase transaction is more or less than the premium previously received on the call written.

Securities traded on a "to-be-announced" basis -- The Jamestown Balanced Fund occasionally trades securities on a "to-be-announced" (TBA) basis. In a TBA transaction, the Fund has committed to purchase securities for which all specific information is not yet known at the time of the trade, particularly the face amount in mortgage-backed securities transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The following information is based upon the federal income tax cost of investment securities as of September 30, 2000:

----------------------------------------------------------------------------------------------------------------
                                                    JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                     BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                       FUND            FUND        VIRGINIA FUND   EQUITY FUND
----------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ..................   $ 39,010,272    $ 28,683,422    $    374,725    $ 13,148,472
Gross unrealized depreciation ..................     (4,157,609)     (3,115,629)       (215,654)     (5,545,386)
                                                   ------------    ------------    ------------    ------------
Net unrealized appreciation (depreciation) .....   $ 34,852,663    $ 25,567,793    $    159,071    $  7,603,084
                                                   ============    ============    ============    ============
Federal income tax cost ........................   $ 92,401,471    $ 46,067,202    $ 28,786,306    $ 65,384,449
                                                   ============    ============    ============    ============
----------------------------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Jamestown Balanced Fund, The Jamestown Equity Fund and The Jamestown International Equity Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31, 2000, The Jamestown Tax Exempt Virginia Fund had capital loss carryforwards for federal income tax purposes of $151,518 which expire on March 31, 2008. In addition, the Fund had net realized capital losses of $121,661 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

Investment transactions, other than short-term investments, were as follows for the six months ended September 30, 2000:

----------------------------------------------------------------------------------------------------------------
                                                    JAMESTOWN       JAMESTOWN       JAMESTOWN       JAMESTOWN
                                                     BALANCED         EQUITY        TAX EXEMPT     INTERNATIONAL
                                                       FUND            FUND        VIRGINIA FUND   EQUITY FUND
----------------------------------------------------------------------------------------------------------------
Purchases of investment securities .............   $ 40,504,594    $ 27,308,525    $  7,445,145    $ 17,809,925
                                                   ============    ============    ============    ============
Proceeds from sales and maturities of
  investment securities ........................   $359,926,898    $ 30,090,162    $  7,307,713    $ 14,407,236
                                                   ============    ============    ============    ============
----------------------------------------------------------------------------------------------------------------

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS
The Funds' investments are managed by Lowe, Brockenbrough & Company, Inc. (the Adviser), under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Jamestown Balanced Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of
 .65% on its average daily net assets up to $250 million, .60% on the next $250 million of such net assets and .55% on such net assets in excess on $500 million. The Jamestown Equity Fund pays the Adviser a fee at an annual rate of
 .65% on its average daily net assets up to $500 million and .55% on such net assets in excess on $500 million. The Jamestown Tax Exempt Virginia Fund pays the Adviser a fee at an annual rate of .40% on its average daily net assets up to $250 million, .35% on the next $250 million of such net assets and .30% on such net assets in excess of $500 million. The Jamestown International Equity Fund pays the Adviser a fee at an annual rate of 1.00% on its average daily net assets. Certain Trustees and officers of the Trust are also officers of the Adviser.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

The Adviser retains Oechsle International Advisors, LLC (Oechsle) to provide The Jamestown International Equity Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and to furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities, pursuant to the terms of a Sub-Advisory Agreement. Under the Sub-Advisory Agreement, the Adviser, not the Fund, pays Oechsle a fee in the amount of one-half of the monthly advisory fee received by the Adviser, net of any investment advisory fee waivers.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from each of The Jamestown Balanced Fund and The Jamestown Equity Fund at an annual rate of .18% on its respective average daily net assets up to $25 million; .155% on the next $25 million of such net assets; and .13% on such net assets in excess of $50 million, subject to a $2,000 minimum monthly fee with respect to each Fund. From The Jamestown Tax Exempt Virginia Fund, IFS receives a monthly fee at an annual rate of .14% on its average daily net assets up to $200 million and
 .09% on such net assets in excess of $200 million, subject to a $2,000 minimum monthly fee. From The Jamestown International Equity Fund, IFS receives a monthly fee at an annual rate of .23% on its average daily net assets up to $25 million; .205% on the next $25 million of such net assets; and .18% on such net assets in excess of $50 million, subject to a $4,000 minimum monthly fee. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities. Certain officers of the Trust are also officers of IFS, or of IFS Fund Distributors, Inc., the exclusive underwriter of each Funds' shares and an affiliate of IFS.

4.   DIRECTED BROKERAGE ARRANGEMENT

In order to reduce the total operating expenses of The Jamestown Balanced Fund and The Jamestown Equity Fund, each Fund's custodian fees and a portion of other operating expenses have been paid through an arrangement with a third-party broker-dealer who is compensated through commission trades. Payment of expenses by the broker-dealer is based on a percentage of commissions earned. Expenses reimbursed through the directed brokerage arrangement totaled $12,000 and $9,000 for The Jamestown Balanced Fund and The Jamestown Equity Fund, respectively, for the six months ended September 30, 2000.

5.   FOREIGN CURRENCY TRANSLATION

With respect to The Jamestown International Equity Fund, amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A. The market values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day.

B. Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

C. The Fund does not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from 1) purchases and sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions and 3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in exchange rates.

THE JAMESTOWN FUNDS
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
================================================================================

6.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

The Jamestown International Equity Fund enters into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions. The objective of the Fund's foreign currency hedging transactions is to reduce risk that the U.S. dollar value of the Fund's securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are "marked-to-market" daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses are included in the Fund's Statement of Assets and Liabilities and Statement of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

As of September 30, 2000, the Jamestown International Equity Fund had forward foreign currency exchange contracts outstanding as follows:

---------------------------------------------------------------------------------------------
                                                                              NET UNREALIZED
          SETTLEMENT                TO RECEIVE        INITIAL      MARKET      APPRECIATION
             DATE                  (TO DELIVER)        VALUE        VALUE     (DEPRECIATION)
---------------------------------------------------------------------------------------------
Contracts To Sell
    10/03/00 .................      (255,344) CAD   $  169,562   $  169,727   $     (165)
    10/03/00 .................       (72,072) CHF       41,639       41,712          (73)
    10/04/00 .................       (68,718) CHF       39,793       39,774           19
    10/02/00 .................          (967) EUR          853          853           --
    10/03/00 .................       (72,203) EUR       63,683       63,726          (43)
    10/03/00 .................       (28,192) EUR       24,857       24,882          (25)
    10/04/00 .................       (31,453) EUR       27,742       27,762          (20)
    10/04/00 .................       (70,033) EUR       61,769       61,813          (44)
    10/05/00 .................       (57,850) EUR       51,026       51,062          (36)
    10/03/00 .................   (45,477,204) JPY      421,710      421,111          599
                                                    ----------   ----------   ----------
Total sell contracts .........                         902,634      902,422          212
                                                    ----------   ----------   ----------
Contracts To Buy
    10/05/00 .................         11,238 GBP      (16,460)     (16,616)         156
    10/06/00 .................         54,533 GBP      (80,704)     (80,629)         (75)
    10/03/00 .................        420,007 HKD      (53,869)     (53,870)           1
    10/04/00 .................        291,441 HKD      (37,379)     (37,381)           2
    10/03/00 .................      4,978,289 JPY      (46,164)     (46,098)         (66)
    10/04/00 .................      8,861,921 JPY      (81,926)     (82,076)         150
                                                    ----------   ----------   ----------
Total buy contracts ..........                        (316,502)    (316,670)         168
                                                    ----------   ----------   ----------

Net contracts ................                      $  586,132   $  585,752   $      380
                                                    ==========   ==========   ==========
---------------------------------------------------------------------------------------------

CAD - Canadian Dollar    GBP - British Pound Sterling
CHF - Swiss Franc        HKD - Hong Kong Dollar
EUR - Euro Dollar        JPY - Japanese Yen

7.   COVERED CALL OPTIONS

A summary of covered call option contracts during the six months ended September 30, 2000 is as follows:

---------------------------------------------------------------------------------------
                                                THE JAMESTOWN         THE JAMESTOWN
                                                BALANCED FUND          EQUITY FUND
                                            -------------------------------------------
                                              OPTION     OPTION     OPTION     OPTION
                                            CONTRACTS   PREMIUMS  CONTRACTS   PREMIUMS
                                             --------   --------   --------   --------
---------------------------------------------------------------------------------------
Options outstanding at beginning of year .         --   $     --         --   $     --
Options written ..........................         38    437,366         26    305,064
Options exercised ........................         (9)   (64,978)        (4)   (28,879)
                                             --------   --------   --------   --------
Options outstanding at end of year .......         29   $372,388         22   $276,185
                                             ========   ========   ========   ========
---------------------------------------------------------------------------------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
  SHARES      COMMON STOCKS -- 69.0%                                   VALUE
--------------------------------------------------------------------------------
              ADVERTISING -- 1.7%
    65,000    Interpublic Group of Companies, Inc. .............    $  2,214,062
                                                                    ------------

              COMMERCIAL BANKING -- 2.2%
    13,000    Bank of America Corporation ......................         680,875
    24,000    Fannie Mae .......................................       1,716,000
     8,000    Freddie Mac ......................................         432,500
                                                                    ------------
                                                                       2,829,375
                                                                    ------------

              COMMUNICATIONS -- 5.7%
    16,000    America Online, Inc.(a) ..........................         860,000
    57,000    Equifax, Inc. ....................................       1,535,438
    50,000    Nokia Oyj - ADR ..................................       1,990,625
    36,000    Tellabs, Inc.(a) .................................       1,719,000
    33,000    Vodafone Group PLC ADR ...........................       1,221,000
                                                                    ------------
                                                                       7,326,063
                                                                    ------------

              COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 16.8%
    79,000    Cisco Systems, Inc.(a) (b) .......................       4,364,750
    31,000    Computer Sciences Corporation(a) .................       2,301,750
    38,000    EMC Corporation(a) (b) ...........................       3,766,750
    68,000    Intel Corporation ................................       2,830,500
    25,000    Microsoft Corporation(a) .........................       1,506,250
    48,000    Oracle Corp.(a) (b) ..............................       3,780,000
    25,000    RF Micro Devices, Inc.(a) ........................         789,062
    44,000    Texas Instruments, Inc. ..........................       2,076,250
                                                                    ------------
                                                                      21,415,312
                                                                    ------------

              CONSUMER PRODUCTS -- 8.5%
    35,000    Avon Products, Inc. ..............................       1,430,625
    14,000    Danaher Corporation ..............................         696,500
    48,000    General Electric Company .........................       2,769,000
    50,000    International Paper Company ......................       1,434,375
    45,000    Kimberly-Clark Corporation .......................       2,511,562
    42,000    SYSCO Corporation ................................       1,945,125
                                                                    ------------
                                                                      10,787,187
                                                                    ------------

              DRUGS/MEDICAL EQUIPMENT -- 6.5%
    42,000    Bristol-Myers Squibb Company .....................       2,399,250
    25,000    Merck & Co., Inc. ................................       1,860,938
    42,075    Pfizer, Inc. .....................................       1,890,745
    45,000    Schering-Plough Corporation ......................       2,092,500
                                                                    ------------
                                                                       8,243,433
                                                                    ------------

              ELECTRONICS -- 5.9%
    33,000    Agilent Technologies, Inc.(a) ....................       1,614,938
    36,000    Dell Computer Corporation(a) .....................       1,109,250
    19,000    Hewlett-Packard Company ..........................       1,843,000
    64,000    Solectron Corporation(a) .........................       2,952,000
                                                                    ------------
                                                                       7,519,188
                                                                    ------------

              FINANCIAL SERVICES -- 3.3%
    33,000    Capital One Financial Corporation ................       2,312,062
    36,000    Citigroup, Inc. ..................................       1,946,250
                                                                    ------------
                                                                       4,258,312
                                                                    ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS -- 69.0%                                   VALUE
--------------------------------------------------------------------------------
              FIRE SYSTEMS -- 3.0%
    73,000    Tyco International, Ltd. .........................    $  3,786,875
                                                                    ------------

              INSURANCE -- 2.2%
    30,000    American International Group, Inc. ...............       2,870,625
                                                                    ------------

              OIL AND GAS DRILLING -- 7.3%
    33,000    Coastal Corporation ..............................       2,446,125
    30,000    Exxon Mobil Corporation ..........................       2,673,750
    34,000    Halliburton Company ..............................       1,663,875
    49,000    Texaco, Inc. .....................................       2,572,500
                                                                    ------------
                                                                       9,356,250
                                                                    ------------

              RETAIL STORES -- 2.5%
    35,000    Circuit City Stores - Circuit City Group .........         805,000
    21,000    Home Depot, Inc. .................................       1,114,312
    50,000    Target Corporation ...............................       1,281,250
                                                                    ------------
                                                                       3,200,562
                                                                    ------------
              UTILITIES - TELEPHONE -- 3.4%
    40,000    BellSouth Corporation ............................       1,610,000
    90,000    WorldCom, Inc.(a) ................................       2,733,750
                                                                    ------------
                                                                       4,343,750
                                                                    ------------

              TOTAL COMMON STOCKS (Cost $52,320,332) ...........    $ 88,150,994
                                                                    ------------

================================================================================
   PAR
  VALUE       U.S. TREASURY OBLIGATIONS -- 6.5%                        VALUE
--------------------------------------------------------------------------------
              U.S. TREASURY NOTES -- 6.0%
$1,040,000    6.50%, due 05/31/2001 ............................    $  1,040,811
 1,500,000    6.50%, due 03/31/2002 ............................       1,507,035
   400,000    6.375%, due 08/15/2002 ...........................         402,248
 1,500,000    5.75%, due 08/15/2003 ............................       1,491,555
 1,000,000    6.75%, due 05/15/2005 ............................       1,035,940
 2,115,000    7.00%, due 07/15/2006 ............................       2,223,394
                                                                    ------------
                                                                       7,700,983
                                                                    ------------

              U.S. TREASURY INFLATION-PROTECTION NOTES -- 0.5%
   409,430    3.625%, due 07/15/2002 ...........................         408,918
   217,550    3.375%, due 01/15/2007 ...........................         210,208
                                                                         619,126
                                                                    ------------
              TOTAL TREASURY NOTES (Cost $8,326,375) ...........    $  8,320,109
                                                                    ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE       U.S. GOVERNMENT AGENCY OBLIGATIONS -- 5.0%               VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN BANK -- 0.8%
$1,000,000    6.00%, due 11/15/2001 ............................    $    994,840
                                                                    ------------

              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.2%
 1,500,000    6.625%, due 09/15/2009 ...........................       1,482,180
                                                                    ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.0%
   500,000    6.25%, due 05/15/2029 ............................         461,095
 1,250,000    7.25%, due 01/15/2010 ............................       1,289,062
 2,000,000    7.00%, due 07/15/2005 ............................       2,033,740
                                                                    ------------
                                                                       3,783,897
                                                                    ------------

              TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                (Cost $6,208,314) ..............................    $  6,260,917
                                                                    ------------

================================================================================
   PAR
  VALUE       MORTGAGE-BACKED SECURITIES -- 1.4%                       VALUE
--------------------------------------------------------------------------------
              FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.5%
$  475,000    Pool #1471, 7.00%, due 03/15/2008 ................    $    474,701
   175,000    Pool #1655-HB, 6.50%, due 10/15/2008 .............         172,046
                                                                    ------------
                                                                         646,747
                                                                    ------------

              FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 0.9%
   425,000    Series #93-18-PJ, 6.50%, due 12/25/2007 ..........         420,219
   796,498    Pool #380512, 6.15%, due 08/01/2008 ..............         760,158
                                                                       1,180,377
                                                                    ------------

              TOTAL MORTGAGE-BACKED SECURITIES (Cost $1,879,928)    $  1,827,124
                                                                    ------------

================================================================================
   PAR
  VALUE       ASSET-BACKED SECURITIES -- 1.4%                          VALUE
--------------------------------------------------------------------------------
              STUDENT LOAN MARKETING ASSOCIATION -- 0.6%
$ 311,017     Series #97-3-A1, 5.456%, adjustable rate,
                due 04/25/2006 .................................    $    308,684
  511,334     Series #98-1-A1, 5.566%, adjustable rate,
                due 01/25/2007 .................................         510,250
                                                                    ------------
                                                                         818,934
                                                                    ------------

              OTHER ASSET-BACKED SECURITIES -- 0.8%
              California  Infrastructure Trust #97-1-A3,
   377,914      6.17%, due 03/25/2003 ..........................         376,849
              Fleetwood Credit Corporation Grantor Trust #95-A-A,
   195,693      8.45%, due 11/15/2010 ..........................         196,609
              MBNA Master Credit Card Trust #98-J-A,
   500,000      5.25%, due 02/15/2006 ..........................         481,560
                                                                    ------------
                                                                       1,055,018
                                                                    ------------

              TOTAL ASSET-BACKED SECURITIES
                (Amortized Cost $1,871,554) ....................    $  1,873,952
                                                                    ------------

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE       MUNICIPAL OBLIGATIONS -- 1.9%                            VALUE
--------------------------------------------------------------------------------
              Virginia State Housing Dev. Authority Revenue,
$2,540,000      6.50%, due 10/01/2007 (Amortized Cost $2,540,000)   $  2,450,236
                                                                    ------------

================================================================================
   PAR
  VALUE       CORPORATE BONDS -- 13.6%                                 VALUE
--------------------------------------------------------------------------------
              American Home Products,
$  500,000      7.90%, due 02/15/2005 ..........................    $    514,600
              Associates Corporation, N.A.,
   675,000      5.85%, due 01/15/2001 ..........................         672,752
              Beneficial Corporation Medium Term Notes,
   230,000      6.35%, due 12/03/2001 ..........................         228,960
              Boeing Capital Corporation,
   300,000      7.10%, due 09/27/2005 ..........................         301,812
              Chrysler Financial Corporation,
 1,000,000      5.90%, due 01/26/2001 ..........................         996,750
              Citigroup, Inc.,
   700,000      7.45%, due 06/06/2002 ..........................         708,155
              Coca-Cola Enterprises,
   385,000      5.75%, due 11/01/2008 ..........................         346,650
              Conoco, Inc.,
   750,000      5.90%, due 04/15/2004 ..........................         727,418
              Deutsche Telekom Int. Fin.,
   500,000      8.00%, due 06/15/2010 ..........................         513,460
              Donaldson Lufkin Jenrette
   500,000      6.875%, due 11/01/2005 .........................         490,915
              Duke Realty L.P. Medium Term Notes,
   390,000      6.75%, due 05/30/2008 ..........................         364,736
              Enron Corporation,
   750,000      6.45%, due 11/15/2001 ..........................         745,110
              Equity Residential Properties Trust,
   875,000      6.65%, due 11/15/2003 ..........................         855,925
              Ford Motor Credit Company,
   250,000      8.00%, due 06/15/2002 ..........................         253,550
              FPL Group Capital, Inc.,
   500,000      7.375%, due 06/01/2009 .........................         492,850
              General Electric Capital Corporation,
   420,000      6.52%, due 10/08/2002 ..........................         418,820
              Goldman Sachs Group,
   950,000      6.65%, due 05/15/2009 ..........................         897,550
              GTE Northwest, Inc.,
   750,000      6.30%, due 06/01/2010 ..........................         687,105
              Hewlett-Packard Company,
   140,000      7.15%, due 06/15/2005 ..........................         141,898
              International Paper Company,
   735,000      8.68%, due 09/14/2001 ..........................         747,216
              KeyCorp Medium Term Notes,
   675,000      6.75%, due 05/29/2001 ..........................         674,676
              Manitoba (Province of) Medium Term Notes,
   205,000      5.50%, due 10/01/2008 ..........................         187,112

THE JAMESTOWN BALANCED FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR
  VALUE       CORPORATE BONDS -- 13.6% (CONTINUED)                     VALUE
--------------------------------------------------------------------------------
              May Department Stores,
$  510,000      5.95%, due 11/01/2008 ..........................    $    461,417
              Merrill Lynch & Company Medium Term Notes,
   265,000      7.26%, due 03/25/2002 ..........................         263,675
              National City Corporation,
   575,000      7.20%, due 05/15/2005 ..........................         570,774
              Norwest Financial, Inc.,
   615,000      5.375%, due 09/30/2003 .........................         589,828
              Pacific Bell Medium Term Notes,
   400,000      6.875%, due 08/15/2006 .........................         395,068
              Pacific Bell,
   435,000      6.625%, due 11/01/2009 .........................         414,181
              Prologis Trust,
   225,000      7.00%, due 10/01/2003 ..........................         220,898
              Sears Roebuck Acceptance Corporation,
   465,000      6.99%, due 09/30/2002 ..........................         463,019
              Sherwin-Williams Company,
   500,000      6.85%, due 02/01/2007 ..........................         484,990
              TRW, Inc.,
   245,000      6.25%, due 01/15/2010 ..........................         213,601
              Union Camp Corporation,
   630,000      6.50%, due 11/15/2007 ..........................         591,879
              Worldcom, Inc.,
   772,000      6.125%, due 08/15/2001 .........................         766,310
                                                                    ------------

              TOTAL CORPORATE BONDS -- 13.6% (Cost $17,863,415)     $ 17,403,660
                                                                    ------------

================================================================================
  SHARES      MONEY MARKETS -- 1.0%                                    VALUE
--------------------------------------------------------------------------------
 1,303,515    Firstar Stellar Treasury Fund (Cost $1,303,515) ..    $  1,303,515
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE -- 99.5%
                (Cost $90,543,184) .............................    $126,156,132

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.5% ....       1,677,724
                                                                    ------------

              NET ASSETS -- 100.0%..............................    $127,833,856
                                                                    ============

(a)  Non-income producing security.

(b)  Security covers a call option.

See accompanying notes to financial statements.

THE JAMESTOWN BALANCED FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                           MARKET
  OPTION                                                  VALUE OF     PREMIUMS
CONTRACTS     COVERED CALL OPTIONS                         OPTIONS     RECEIVED
--------------------------------------------------------------------------------
              Cisco Systems, Inc.,
        40      01/20/2001, at $70 ...................   $   10,000   $   27,379
              EMC Corporation,
        70      01/20/2001, at $80 ...................      168,875       79,558
              Oracle Corporation,
       180      01/20/2001, at $85 ...................      157,500      265,451
                                                         ----------   ----------
                                                         $  336,375   $  372,388
                                                         ==========   ==========

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
  SHARES      COMMON STOCKS -- 98.8%                                   VALUE
--------------------------------------------------------------------------------
              ADVERTISING -- 2.5%
    53,000    Interpublic Group of Companies, Inc. .............    $  1,805,312
                                                                    ------------

              COMMERCIAL BANKING -- 2.5%
    17,000    Fannie Mae .......................................       1,215,500
    10,000    Freddie Mac ......................................         540,625
                                                                    ------------
                                                                       1,756,125
                                                                    ------------

              COMMUNICATIONS -- 12.2%
    30,000    Bell South Corporation ...........................       1,207,500
    50,000    Equifax, Inc. ....................................       1,346,875
    40,000    Nokia Oyj - ADR ..................................       1,592,500
    29,000    Tellabs, Inc.(a) .................................       1,384,750
    27,000    Vodafone Group PLC ADR ...........................         999,000
    73,000    WorldCom, Inc.(a) ................................       2,217,375
                                                                    ------------
                                                                       8,748,000
                                                                    ------------

              COMPUTERS/COMPUTER TECHNOLOGY SERVICES -- 25.6%
    16,000    America Online, Inc.(a) ..........................         860,000
    60,000    Cisco Systems, Inc.(a) ...........................       3,315,000
    25,000    Computer Sciences Corporation(a) .................       1,856,250
    32,000    Dell Computer Corporation(a) .....................         986,000
    29,000    EMC Corporation(a) ...............................       2,874,625
    50,000    Intel Corporation ................................       2,081,250
    20,500    Microsoft Corporation(a) .........................       1,235,125
    37,000    Oracle Corporation(a) ............................       2,913,750
    20,000    RF Micro Devices, Inc.(a) ........................         627,500
    35,000    Texas Instruments, Inc. ..........................       1,651,562
                                                                    ------------
                                                                      18,401,062
                                                                    ------------

              CONSUMER PRODUCTS -- 11.2%
    31,000    Avon Products, Inc. ..............................       1,267,125
    14,000    Danaher Corporation ..............................         696,500
    42,000    General Electric Company .........................       2,422,875
    40,000    International Paper Company ......................       1,147,500
    36,000    Kimberly-Clark Corporation .......................       2,009,250
    35,000    SYSCO Corporation ................................       1,620,938
                                                                    ------------
                                                                       9,164,188
                                                                    ------------

              DRUGS/MEDICAL EQUIPMENT -- 9.1%
    34,000    Bristol-Myers Squibb Company .....................       1,942,250
    20,000    Merck & Co., Inc. ................................       1,488,750
    33,000    Pfizer, Inc. .....................................       1,482,938
    35,000    Schering-Plough Corporation ......................       1,627,500
                                                                    ------------
                                                                       6,541,438
                                                                    ------------

              ELECTRONICS -- 7.5%
    27,000    Agilent Technologies, Inc.(a) ....................       1,321,312
    17,000    Hewlett-Packard Company ..........................       1,649,000
    52,000    Solectron Corporation(a) .........................       2,398,500
                                                                    ------------
                                                                       5,368,812
                                                                    ------------

              FINANCIAL SERVICES -- 5.0%
    30,000    Capital One Financial Corporation ................       2,101,875
    28,000    Citigroup, Inc. ..................................       1,513,750
                                                                    ------------
                                                                       3,615,625
                                                                    ------------

THE JAMESTOWN EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS -- 98.8% (CONTINUED)                       VALUE
--------------------------------------------------------------------------------
              FIRE SYSTEMS -- 4.5%
    62,000    Tyco International, Ltd. .........................    $  3,216,250
                                                                    ------------

              INSURANCE -- 2.9%
    21,750    American International Group, Inc. ...............       2,081,203
                                                                    ------------

              OIL AND GAS DRILLING -- 10.5%
    28,000    Coastal Corporation ..............................       2,075,500
    22,000    Exxon Mobil Corporation ..........................       1,960,750
    25,000    Halliburton Company ..............................       1,223,438
    43,000    Texaco, Inc. .....................................       2,257,500
                                                                    ------------
                                                                       7,517,188
                                                                    ------------

              RETAIL STORES -- 4.1%
    30,000    Circuit City Stores - Circuit City Group .........         690,000
    23,000    Home Depot, Inc. .................................       1,220,438
    40,000    Target Corporation ...............................       1,025,000
                                                                    ------------
                                                                       2,935,438
                                                                    ------------
              TOTAL COMMON STOCKS -- 98.8% (Cost $45,193,288) ..    $ 71,150,641
                                                                    ------------

================================================================================
  SHARES      MONEY MARKETS -- 1.0%                                    VALUE
--------------------------------------------------------------------------------
   734,979    Firstar Stellar Treasury Fund (Cost $734,979) ....    $    734,979
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE -- 99.8%
                (Cost $45,928,267) .............................    $ 71,885,620

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% ....         126,705
                                                                    ------------

              NET ASSETS -- 100.0%..............................    $ 71,758,915
                                                                    ------------

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE JAMESTOWN EQUITY FUND
SCHEDULE OF OPEN OPTIONS WRITTEN
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                           MARKET
  OPTION                                                  VALUE OF     PREMIUMS
CONTRACTS     COVERED CALL OPTIONS                         OPTIONS     RECEIVED
--------------------------------------------------------------------------------
              Cisco Systems, Inc.,
        30      01/20/2001, at $70 ...................   $    7,500   $   20,535
              EMC Corporation,
        50      01/20/2001, at $80 ...................      120,625       56,827
              Oracle Corporation,
       140      01/20/2001, at $85 ...................      122,500      198,823
                                                         ----------   ----------
                                                         $  250,625   $  276,185
                                                         ==========   ==========

See accompanying notes to financial statements.

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
   PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE       OBLIGATION (GO) BONDS -- 98.1%                           VALUE
--------------------------------------------------------------------------------
              Chesterfield Co., Virginia, GO,
   350,000      6.25%, due 07/15/2005, Prerefunded 07/15/2001 ..    $    361,592
   750,000      4.00%, due 01/01/2006 ..........................         722,715
              Chesterfield Co., Virginia, Water and Sewer, Revenue,
 1,000,000      0.00%, due 11/01/2004 ..........................         824,030
              Fairfax Co., Virginia, GO,
   500,000      5.20%, due 10/01/2001 ..........................         501,575
   210,000      5.60%, due 05/01/2003 ..........................         211,754
              Fairfax Co., Virginia, Park Authority, Revenue,
   300,000      6.25%, due 07/15/2005 ..........................         314,466
              Greater Richmond, Virginia, Convention Center
              Authority, Revenue,
   550,000      5.50%, due 06/15/2008 ..........................         572,011
              Hampton, Virginia, GO,
 1,000,000      5.50%, due 02/01/2012 ..........................       1,036,660
              Hanover Co., Virginia, Industrial Dev.
              Authority, Revenue,
 1,000,000      6.50%, due 08/15/2009 ..........................       1,117,050
   225,000      6.25%, due 10/01/2011 ..........................         232,556
   650,000      5.50%, due 07/01/2029, Weekly Floating Rate ....         650,000
              Henrico Co., Virginia, Economic Dev.
              Authority, Revenue,
 1,000,000      5.50%, due 11/01/08 ............................       1,045,740
              Henrico Co., Virginia, Water and Sewer, Revenue,
   500,000      4.625%, due 05/01/2017 .........................         440,350
              Loudoun Co., Virginia, GO,
 1,000,000      4.50%, due 12/01/2002 ..........................       1,001,990
              Medical College of Virginia Hospitals
              Authority, Revenue,
   700,000      5.00%, due 07/01/2013 ..........................         683,186
              Norfolk, Virginia, GO,
   500,000      5.25%, due 06/01/2008 ..........................         509,910
   300,000      5.75%, due 06/01/2011 ..........................         311,721
              Norfolk, Virginia, Industrial Dev.
              Authority, Revenue,
 1,000,000      6.50%, due 11/01/2013 ..........................       1,061,960
              Pocahontas Parkway Assoc., Virginia Toll
              Road, Revenue,
   900,000      5.00%, due 08/15/2005 ..........................         869,355
              Portsmouth, Virginia, GO,
   800,000      5.00%, due 08/01/2017 ..........................         756,384
              Prince William Co., Virginia, Park
              Authority, Revenue,
   250,000      6.10%, due 10/15/2004 ..........................         263,125
              Prince William Co., Virginia, Service Authority
              Water & Sewer, Revenue,
   500,000      5.00%, due 07/01/2003 ..........................         505,990
              Richmond, Virginia, GO,
 1,000,000      5.45%, due 01/15/2008 ..........................       1,041,400
              Richmond, Virginia, Metropolitan Authority,
              Expressway, Revenue,
   500,000      6.05%, due 07/15/2005 ..........................         521,260
              Richmond, Virginia, Redev. & Housing
              Authority, Revenue,
 1,000,000      5.45%, due 04/01/2029, Weekly Floating Rate ....       1,000,000
              Riverside, Virginia, Regional Jail
              Authority, Revenue,
 1,000,000      5.625%, due 07/01/2007, Prerefunded 07/01/2005 .       1,049,980
              Roanoke, Virginia, GO,
 1,000,000      5.00%, due 08/01/2009 ..........................       1,012,870
   300,000      6.40%, due 08/01/2012, Prerefunded 08/01/2001 ..         312,897

THE JAMESTOWN TAX EXEMPT VIRGINIA FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
   PAR        VIRGINIA FIXED RATE REVENUE AND GENERAL
  VALUE       OBLIGATION (GO) BONDS -- 98.1% (CONTINUED)               VALUE
--------------------------------------------------------------------------------
              Spotsylvania Co., Virginia, GO,
$  400,000      5.75%, due 07/15/2011, Prerefunded 07/15/2002 ..    $    415,812
              Suffolk, Virginia, GO,
   350,000      5.80%, due 06/01/2011 ..........................         369,320
              University of Virginia, Revenue,
 1,000,000      5.25%, due 06/01/2012 ..........................       1,012,150
              Upper Occoquan, Virginia, Sewer Authority, Revenue,
   700,000      5.00% due 07/01/2015 ...........................         668,969
              Virginia Beach, Virginia, GO,
 1,000,000      5.25%, due 08/01/2010 ..........................       1,031,730
   325,000      6.20%, due 09/01/2013, prerefunded 09/01/2004 ..         349,378
              Virginia Commonwealth Transportation Board, Revenue,
 1,000,000      5.50%, due 05/15/2024 ..........................         985,620
              Virginia State Housing Dev. Authority,
              Commonwealth Mortgages, Revenue,
 1,000,000      6.05%, due 07/01/2013 ..........................       1,032,180
              Virginia State Housing Dev. Authority,
              Multi-Family, Revenue,
   150,000      6.60%, due 11/01/2012 ..........................         157,244
   150,000      6.30%, due 11/01/2015 ..........................         154,628
              Virginia State Public Building Authority, Revenue,
   900,000      6.00%, due 08/01/2003 ..........................         919,584
              Virginia State Public School Authority, Revenue,
 1,000,000      5.25%, due 08/01/2009 ..........................       1,031,310
              Virginia State Transportation Board, Revenue,
   350,000      6.25%, due 05/15/2012, prerefunded 05/15/2004 ..         372,522
              Virginia State, GO,
 1,000,000      5.375%, due 06/01/2003 .........................       1,023,760
              York Co., Virginia, Certificates of Participation,
              Revenue,
   250,000      6.625%, due 03/01/2012 .........................         255,638
                                                                    ------------

              TOTAL VIRGINIA FIXED RATE REVENUE AND GENERAL
                OBLIGATION (GO) BONDS -- 98.1% (Cost $28,553,298)   $ 28,712,372
                                                                    ------------

================================================================================
  SHARES      MONEY MARKETS -- 0.8%                                    VALUE
--------------------------------------------------------------------------------
   233,007    Firstar Tax-Free Fund (Cost $233,007) ............    $    233,007
                                                                    ------------

              TOTAL INVESTMENTS AT VALUE -- 98.9%
                (Cost $28,786,305) .............................    $ 28,945,379

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.1% ....         321,603
                                                                    ------------

              NET ASSETS -- 100.0%..............................    $ 29,266,982
                                                                    ============

See accompanying notes to financial statements.

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
  SHARES      COMMON STOCKS -- 95.5%                                   VALUE
--------------------------------------------------------------------------------
              BRAZIL -- 0.5%
    22,388    Embratel Participacoesadr SA .....................    $    414,178
                                                                    ------------

              CANADA -- 2.4%
    30,095    Nortel Networks Corp. ............................       1,807,159
                                                                    ------------

              FRANCE -- 11.7%
    18,031    Alcatel ..........................................       1,153,646
    17,216    Aventis SA .......................................       1,291,415
    11,520    Carrefour SA .....................................         850,928
    27,453    Rhodia SA ........................................         298,238
     8,970    Suez Lyonnaise des Eaux(a) .......................       1,390,846
    10,735    Total Fina Elf ...................................       1,570,729
    19,788    Valeo SA .........................................         857,778
    20,156    Vivendi ..........................................       1,497,722
                                                                    ------------
                                                                       8,911,301
                                                                    ------------

              GERMANY -- 9.2%
     3,373    Allianz AG - REG .................................       1,114,764
    17,772    Aventis S.A ......................................       1,383,310
     1,402    Bayerische Motoren Werke (BMW) AG ................          47,882
    27,932    Dresdner Bank AG .................................       1,228,802
    18,346    E.On AG ..........................................         945,516
    22,076    Metallgesellschaft AG ............................         233,785
     8,255    Sap AG ...........................................       2,025,240
     3,602    United Internet AG ...............................          33,377
                                                                    ------------
                                                                       7,012,677
                                                                    ------------

              HONG KONG -- 4.8%
   158,000    China Mobile (Hong Kong)(a) ......................       1,048,686
   514,000    China Unicom(a) ..................................       1,150,367
    54,100    Hutchison Whampoa Ltd. ...........................         718,151
    79,000    Sun Hung Kai Properties ..........................         744,719
                                                                    ------------
                                                                       3,661,923
                                                                    ------------

              ITALY -- 6.7%
   330,623    Banca Nazionale Lavoro - ORD .....................       1,114,580
   204,308    Eni Spa ..........................................       1,081,811
   131,353    Mediaset SpA .....................................       1,956,713
   116,366    Telecom Italia SpA ...............................         940,668
                                                                    ------------
                                                                       5,093,772
                                                                    ------------

              JAPAN -- 20.3%
    17,000    Bridgestone Corporation ..........................         204,516
    36,000    Fujitsu Ltd. .....................................         836,202
    26,000    Kao Corporation ..................................         709,791
     5,400    Matsushita Communication Industrial Co., Ltd. ....         730,094
       177    Mizuho Holdings, Inc. ............................       1,457,801
     8,000    Murata Manufacturing Company Ltd. ................       1,103,091
        84    Nippon Telegraph and Telephone Corporation .......         823,987
    35,000    Nomura Securities Company Ltd. ...................         761,151
        72    NTT Mobile Communications Network, Inc. ..........       2,065,519
    16,000    Pioneer Corporation ..............................         651,490

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS -- 95.5%                                   VALUE
--------------------------------------------------------------------------------
              JAPAN -- 20.3%(CONTINUED)
     5,600    Rohm Company .....................................    $  1,534,481
   201,000    Sakura Bank Ltd. .................................       1,499,223
     2,080    Shohkoh Fund & Company Ltd. ......................         261,203
     6,000    Taisho Pharmaceutical Co., Ltd. ..................         185,453
    19,000    Takeda Chemical Industries .......................       1,255,414
     4,500    Takefuji Corporation .............................         495,558
    19,000    Yamanouchi Pharmaceutical Company Ltd. ...........         914,307
                                                                    ------------
                                                                      15,489,280
                                                                    ------------

              NETHERLANDS -- 12.8%
    43,854    Koninklijke Ahold NV .............................       1,243,468
    13,504    Gucci Group NV - ADR .............................       1,362,216
    12,951    ING Groep NV .....................................         862,680
    66,109    KPN NV ...........................................       1,439,861
    10,164    KPNQwest NV (a) ..................................         289,274
         1    Laurus NV ........................................               4
    17,237    Philips Electronics NV ...........................         741,872
    24,427    Unilever NV - CVA ................................       1,185,626
    38,996    VNU NV ...........................................       1,961,596
    33,273    Wolters Kluwer - CVA .............................         675,359
                                                                    ------------
                                                                       9,761,956
                                                                    ------------

              SINGAPORE -- 1.1%
    75,000    DBS Group Holdings Ltd. ..........................         827,444
                                                                    ------------

              SOUTH KOREA -- 1.2%
    12,290    Korea Telecom Corp. - SP ADR .....................         413,251
    20,804    SK Telecom Co., Ltd - ADR ........................         533,103
                                                                    ------------
                                                                         946,354
                                                                    ------------

              SPAIN -- 1.6%
    61,051    Telefonica SA ....................................       1,209,550
                                                                    ------------

              SWEDEN -- 2.4%
    26,138    Skandinaviska Enskilda BAN -A ....................         316,109
    99,004    Telefonaktiebologet LM Ericsson AB ...............       1,505,667
                                                                    ------------
                                                                       1,821,775
                                                                    ------------

              SWITZERLAND -- 2.0%
     1,173    Clariant AG ......................................         337,974
       818    Novartis AG ......................................       1,254,166
                                                                    ------------
                                                                       1,592,140
                                                                    ------------

THE JAMESTOWN INTERNATIONAL EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES      COMMON STOCKS -- 95.5%                                   VALUE
--------------------------------------------------------------------------------
              UNITED KINGDOM -- 17.8%
    29,082    Astrazeneca PLC ..................................    $  1,524,700
   248,780    British Aerospace PLC (a) ........................       1,345,306
    78,869    Cable & Wireless PLC .............................       1,124,099
     3,362    Colt Telecom Group PLC (a) .......................          96,432
   148,986    Diageo PLC .......................................       1,329,364
    53,231    Glaxo Wellcome PLC ...............................       1,606,309
    95,662    HSBC Holdings PLC ................................       1,360,617
    47,968    Railtrack Group PLC ..............................         786,510
   189,593    Reed International PLC ...........................       1,498,274
   168,537    Somerfield PLC ...................................         198,100
   114,614    Telewest Communications PLC (a) ..................         223,683
   676,481    Vodafone Group PLC ...............................       2,522,947
                                                                    ------------
                                                                      13,616,341
                                                                    ------------

              UNITED STATES -- 1.0%
    11,734    Telefonos De Mexico - SP ADR L ...................         624,102
    17,962    Turkcell Iletisim Hizmet - ADR (a) ...............         197,582
                                                                    ------------
                                                                         821,684
                                                                    ------------

              TOTAL COMMON STOCKS -- 95.5% (Cost $65,376,268) ..    $ 72,987,533

              OTHER ASSETS IN EXCESS OF LIABILITIES -- 4.5% ....       3,456,913
                                                                    ------------

              NET ASSETS -- 100.0%..............................    $ 76,444,446
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements

-----------------------------------          -----------------------------------

    THE GOVERNMENT STREET FUNDS
  THE ALABAMA TAX FREE BOND FUND
  ------------------------------

       NO LOAD MUTUAL FUNDS

INVESTMENT ADVISER
T. Leavell & Associates, Inc.                   THE GOVERNMENT STREET FUNDS
150 Government Street                          THE ALABAMA TAX FREE BOND FUND
Post Office Box 1307                           ------------------------------
Mobile, AL 36633
                                                    NO LOAD MUTUAL FUNDS
ADMINISTRATOR
Ultimus Fund Solutions, LLC
P.O. Box 46707
Cincinnati, OH 45246-0707
1-866-738-1125

LEGAL COUNSEL
Sullivan & Worcester LLP
One Post Office Square
Boston, MA 02109

BOARD OF TRUSTEES                                    SEMI-ANNUAL REPORT
Richard Mitchell, President                          SEPTEMBER 30, 2000
Austin Brockenbrough, III                                (UNAUDITED)
John T. Bruce
Charles M. Caravati, Jr.
J. Finley Lee, Jr.
Richard L. Morrill
Harris V. Morrissette
Erwin H. Will, Jr.
Samuel B. Witt, III

PORTFOLIO MANAGERS
Thomas W. Leavell,
  The Government Street Equity Fund
Mary Shannon Hope,
  The Government Street Bond Fund
Timothy S. Healey,                                   INVESTMENT ADVISER
  The Alabama Tax Free Bond Fund                T. LEAVELL & ASSOCIATES, INC.
                                                        FOUNDED 1979

-----------------------------------          -----------------------------------

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================================
                                                      GOVERNMENT     GOVERNMENT      ALABAMA
                                                        STREET         STREET        TAX FREE
                                                        EQUITY          BOND           BOND
                                                         FUND           FUND           FUND
------------------------------------------------------------------------------------------------
ASSETS
Investments in securities:
  At acquisition cost ............................   $ 60,613,540   $ 49,438,058   $ 25,731,001
                                                     ============   ============   ============
  At value (Note 1) ..............................   $116,923,590   $ 48,311,030   $ 25,904,053
Interest receivable ..............................         14,347        747,864        326,627
Dividends receivable .............................         61,060             --             --
Receivable for capital shares sold ...............      1,099,646        115,466         67,100
Other assets .....................................          8,162          7,021          4,388
                                                     ------------   ------------   ------------
  TOTAL ASSETS ...................................    118,106,805     49,181,381     26,302,168
                                                     ------------   ------------   ------------

LIABILITIES
Bank overdraft ...................................             --         39,986             56
Dividends payable ................................          2,583         13,689         13,581
Payable for capital shares redeemed ..............        947,402          9,220         11,311
Payable for securities purchased .................         82,580             --        250,000
Accrued investment advisory fees (Note 3) ........         58,706         19,750          6,842
Accrued administration fees (Note 3) .............         14,500          3,025          3,000
Other accrued expenses and liabilities ...........         35,930         12,390          6,600
                                                     ------------   ------------   ------------
  TOTAL LIABILITIES ..............................      1,141,701         98,060        291,390
                                                     ------------   ------------   ------------

NET ASSETS .......................................   $116,965,104   $ 49,083,321   $ 26,010,778
                                                     ============   ============   ============
Net assets consist of:
Paid-in capital ..................................   $ 60,841,023   $ 51,158,962   $ 26,083,380
Undistributed net investment income ..............            546              4             --
Accumulated net realized losses
  from security transactions .....................       (186,515)      (948,617)      (245,654)
Net unrealized appreciation (depreciation)
  on investments .................................     56,310,050     (1,127,028)       173,052
                                                     ------------   ------------   ------------
Net assets .......................................   $116,965,104   $ 49,083,321   $ 26,010,778
                                                     ============   ============   ============

Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value) .....      2,101,451      2,441,373      2,546,022
                                                     ============   ============   ============

Net asset value, offering price and
  redemption price per share (Note 1) ............   $      55.66   $      20.10   $      10.22
                                                     ============   ============   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================================
                                                      GOVERNMENT     GOVERNMENT      ALABAMA
                                                        STREET         STREET        TAX FREE
                                                        EQUITY          BOND           BOND
                                                         FUND           FUND           FUND
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
  Interest .......................................   $     91,116   $  1,617,117   $    605,154
  Dividends ......................................        586,123             --             --
                                                     ------------   ------------   ------------
    TOTAL INVESTMENT INCOME ......................        677,239      1,617,117        605,154
                                                     ------------   ------------   ------------

EXPENSES
  Investment advisory fees (Note 3) ..............        349,533        116,309         42,096
  Administration fees (Note 3) ...................         90,871         17,447         17,388
  Professional fees ..............................          5,930          5,930          4,330
  Pricing costs ..................................          1,404          5,693          7,304
  Custodian fees .................................          9,395          3,793          2,448
  Trustees' fees and expenses ....................          4,589          4,589          4,589
  Printing of shareholder reports ................          2,240          2,240          2,240
  Postage and supplies ...........................          1,595            649            779
  Registration fees ..............................          1,870          1,742            646
  Other expenses .................................         16,092          2,114            666
                                                     ------------   ------------   ------------
    TOTAL EXPENSES ...............................        483,519        160,506         82,486
  Fees waived by the Adviser (Note 3) ............             --             --         (4,310)
                                                     ------------   ------------   ------------
    NET EXPENSES .................................        483,519        160,506         78,176
                                                     ------------   ------------   ------------

NET INVESTMENT INCOME ............................        193,720      1,456,611        526,978
                                                     ------------   ------------   ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
  ON INVESTMENTS
  Net realized gains (losses)
    from security transactions ...................       (137,561)       (43,071)           615
  Net change in unrealized appreciation/depreciation
    on investments ...............................     (2,828,186)       784,980        199,570
                                                     ------------   ------------   ------------

NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS ........................     (2,965,747)       741,909        200,185
                                                     ------------   ------------   ------------

NET INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS ................................   $ (2,772,027)  $  2,198,520   $    727,163
                                                     ============   ============   ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET FUNDS
THE ALABAMA TAX FREE BOND FUND
STATEMENTS OF CHANGES IN NET ASSETS
===================================================================================================================================
                                                    GOVERNMENT STREET             GOVERNMENT STREET          ALABAMA TAX FREE
                                                       EQUITY FUND                    BOND FUND                  BOND FUND
                                                -----------------------------------------------------------------------------------
                                                 SIX MONTHS                  SIX MONTHS                  SIX MONTHS
                                                    ENDED         YEAR          ENDED         YEAR          ENDED         YEAR
                                                  SEPT. 30,       ENDED       SEPT. 30,       ENDED       SEPT. 30,       ENDED
                                                    2000        MARCH 31,       2000        MARCH 31,       2000        MARCH 31,
                                                 (UNAUDITED)      2000       (UNAUDITED)      2000       (UNAUDITED)      2000
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income ......................  $    193,720  $    349,447  $  1,456,611  $  2,711,134  $    526,978  $    962,718
  Net realized gains (losses)
    from security transactions ...............      (137,561)      798,881       (43,071)     (352,285)          615       (46,986)
  Net change in unrealized appreciation/
    depreciation on investments ..............    (2,828,186)   17,790,895       784,980    (2,047,757)      199,570      (844,115)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease)
  in net assets from operations ..............    (2,772,027)   18,939,223     2,198,520       311,092       727,163        71,617
                                                ------------  ------------  ------------  ------------  ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income .................      (193,174)     (349,447)   (1,456,607)   (2,711,134)     (526,978)     (962,718)
  From net realized gains ....................            --      (849,835)           --            --            --            --
                                                ------------  ------------  ------------  ------------  ------------  ------------
Decrease in net assets from
  distributions to shareholders ..............      (193,174)   (1,197,282)   (1,456,607)   (2,711,134)     (526,978)     (962,718)
                                                ------------  ------------  ------------  ------------  ------------  ------------
FROM CAPITAL SHARE TRANSACTIONS
  Proceeds from shares sold ..................    19,909,968    16,032,742     5,598,504     9,164,881     2,778,952     5,417,544
  Net asset value of shares issued in
    reinvestment of distributions
    to shareholders ..........................       189,215     1,172,232     1,371,600     2,531,305       438,775       799,134
  Payments for shares redeemed ...............   (16,615,500)   (9,207,743)   (3,784,487)   (7,180,879)     (455,474)   (3,837,209)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase in net assets from
  capital share transactions .................     3,483,683     7,997,231     3,185,617     4,515,307     2,762,253     2,379,469
                                                ------------  ------------  ------------  ------------  ------------  ------------

TOTAL INCREASE IN NET ASSETS .................       518,482    25,739,172     3,927,530     2,115,265     2,962,438     1,488,368

NET ASSETS
  Beginning of period ........................   116,446,622    90,707,450    45,155,791    43,040,526    23,048,340    21,559,972
                                                ------------  ------------  ------------  ------------  ------------  ------------
  End of period ..............................  $116,965,104  $116,446,622  $ 49,083,321  $ 45,155,791  $ 26,010,778  $ 23,048,340
                                                ============  ============  ============  ============  ============  ============

CAPITAL SHARE ACTIVITY
  Sold .......................................       352,674       312,261       281,338       452,679       272,410       530,939
  Reinvested .................................         3,394        21,194        69,230       126,050        43,245        78,412
  Redeemed ...................................      (294,982)     (178,843)     (190,674)     (356,474)      (44,527)     (379,054)
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Net increase in shares outstanding .........        61,086       154,612       159,894       222,255       271,128       230,297
  Shares outstanding, beginning of period ....     2,040,365     1,885,753     2,281,479     2,059,224     2,274,894     2,044,597
                                                ------------  ------------  ------------  ------------  ------------  ------------
  Shares outstanding, end of period ..........     2,101,451     2,040,365     2,441,373     2,281,479     2,546,022     2,274,894
                                                ============  ============  ============  ============  ============  ============

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  57.07   $  48.10   $  43.79   $  32.59   $  29.41   $  23.87
                                                   --------   --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income ........................       0.09       0.18       0.27       0.32       0.37       0.40
  Net realized and unrealized
    gains (losses) on investments ..............      (1.41)      9.39       6.01      12.28       4.50       5.75
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............      (1.32)      9.57       6.28      12.60       4.87       6.15
                                                   --------   --------   --------   --------   --------   --------

Less distributions:
  Dividends from net investment income .........      (0.09)     (0.18)     (0.27)     (0.32)     (0.36)     (0.40)
  Distributions from net realized gains ........         --      (0.42)     (1.70)     (1.08)     (1.33)     (0.21)
                                                   --------   --------   --------   --------   --------   --------
Total distributions ............................      (0.09)     (0.60)     (1.97)     (1.40)     (1.69)     (0.61)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  55.66   $  57.07   $  48.10   $  43.79   $  32.59   $  29.41
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................    (2.31%)(a)  19.93%     14.81%     39.31%     16.94%     25.96%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $116,965   $116,447   $ 90,707   $ 75,643   $ 49,629   $ 41,421
                                                   ========   ========   ========   ========   ========   ========

Ratio of net expenses to average net assets ....      0.83%(b)   0.83%      0.85%      0.86%      0.89%      0.94%

Ratio of net investment income
  to average net assets ........................      0.33%(b)   0.35%      0.61%      0.82%      1.17%      1.50%

Portfolio turnover rate ........................      0.05%(b)     17%        22%        18%        20%        31%

(a)  Not annualized.

(b)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  19.79   $  20.90   $  21.06   $  20.47   $  20.87   $  20.33
                                                   --------   --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income ........................       0.62       1.23       1.27       1.32       1.34       1.35
  Net realized and unrealized
    gains (losses) on investments ..............       0.31      (1.11)     (0.16)      0.60      (0.40)      0.54
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............       0.93       0.12       1.11       1.92       0.94       1.89
                                                   --------   --------   --------   --------   --------   --------
Dividends from net investment income ...........      (0.62)     (1.23)     (1.27)     (1.33)     (1.34)     (1.35)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  20.10   $  19.79   $  20.90   $  21.06   $  20.47   $  20.87
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................      4.78%(a)   0.67%      5.38%      9.61%      4.60%      9.43%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $ 49,083   $ 45,156   $ 43,041   $ 36,908   $ 29,442   $ 28,718
                                                   ========   ========   ========   ========   ========   ========

Ratio of net expenses to average net assets ....      0.69%(b)   0.70%      0.73%      0.74%      0.75%      0.76%

Ratio of net investment income
  to average net assets ........................      6.26%(b)   6.12%      6.01%      6.35%      6.44%      6.38%

Portfolio turnover rate ........................         4%(b)     20%        17%        10%        20%        10%

(a)  Not annualized.

(b)  Annualized.

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                  SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
===================================================================================================================
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  10.13   $  10.54   $  10.49   $  10.18   $  10.23   $   9.96
                                                   --------   --------   --------   --------   --------   --------

Income (loss) from investment operations:
  Net investment income ........................       0.22       0.44       0.44       0.44       0.43       0.42
  Net realized and unrealized
    gains (losses) on investments ..............       0.09      (0.41)      0.05       0.31      (0.05)      0.27
                                                   --------   --------   --------   --------   --------   --------
Total from investment operations ...............       0.31       0.07       0.49       0.75       0.38       0.69
                                                   --------   --------   --------   --------   --------   --------

Dividends from net investment income ...........      (0.22)     (0.44)     (0.44)     (0.44)     (0.43)     (0.42)
                                                   --------   --------   --------   --------   --------   --------

Net asset value at end of period ...............   $  10.22   $  10.13   $  10.54   $  10.49   $  10.18   $  10.23
                                                   ========   ========   ========   ========   ========   ========

Total return ...................................      3.12%(b)   0.34%      4.73%      7.44%      3.82%      7.02%
                                                   ========   ========   ========   ========   ========   ========

Net assets at end of period (000's) ............   $ 26,011   $ 23,048   $ 21,560   $ 19,938   $ 16,801   $ 15,480
                                                   ========   ========   ========   ========   ========   ========

Ratio of net expenses to average net assets(a) .      0.65%(c)   0.65%      0.65%      0.65%      0.66%      0.75%

Ratio of net investment income
  to average net assets ........................      4.38%(c)   4.32%      4.16%      4.19%      4.24%      4.11%

Portfolio turnover rate ........................         6%(c)     19%         7%         2%         6%         4%

(a) Absent investment advisory fees waived and/or expenses reimbursed by the Adviser, the ratios of expenses to average net assets would have been 0.69%
     (c), 0.72%, 0.76%, 0.75%, 0.78% and 0.86% for the periods ended September 30, 2000 and March 31, 2000, 1999, 1998, 1997, and 1996, respectively (Note
     3).

(b)  Not annualized.

(c)  Annualized.

See accompanying notes to financial statements.

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
  SHARES       COMMON STOCKS -- 97.9%                                  VALUE
--------------------------------------------------------------------------------
               ADVERTISING -- 0.3%
     5,500     Omnicom Group, Inc. ...........................      $    401,156
                                                                    ------------

               AEROSPACE -- 0.3%
     6,000     Boeing Company ................................          378,000
                                                                    ------------

               AIR COURIER SERVICES -- 1.1%
    30,000     FedEx Corporation (a) .........................         1,330,200
                                                                    ------------

               CHEMICALS AND DRUGS -- 13.0%
    34,000     Becton Dickinson & Company ....................           898,875
    22,500     Biomet, Inc. ..................................           787,500
    28,000     Cardinal Health, Inc. .........................         2,469,250
    18,000     du Pont (E.I.) de Nemours & Company ...........           745,875
    17,000     Eli Lilly & Company ...........................         1,379,125
     5,000     Guidant Corporation (a) .......................           353,438
    15,000     Johnson & Johnson .............................         1,409,062
    24,900     Merck & Company, Inc. .........................         1,853,494
    29,200     Pfizer, Inc. ..................................         1,312,175
     6,000     Pharmacia Corporation .........................           361,125
    40,000     Schering-Plough Corporation ...................         1,860,000
    20,000     Waters Corporation (a) ........................         1,780,000
                                                                    ------------
                                                                      15,209,919
                                                                    ------------

               CONSTRUCTION -- 1.7%
    14,000     Caterpiller, Inc. .............................           472,500
     5,000     Clayton Homes, Inc. ...........................            50,000
     3,000     Florida Rock Industries, Inc. .................           118,312
     7,500     Kaufman & Broad Home Corporation ..............           202,031
    10,000     Lowe's Companies, Inc. ........................           448,750
     8,500     Masco Corporation .............................           158,312
    24,000     Valspar Corporation ...........................           551,760
                                                                    ------------
                                                                       2,001,665
                                                                    ------------

               CONSUMER PRODUCTS -- 5.5%
    21,000     Belo (A.H.) Corporation - Class A .............           387,188
    19,500     Clorox Company (The) ..........................           771,469
     5,000     Dow Jones & Company, Inc. .....................           302,500
    13,000     General Motors Corporation ....................           845,000
    14,000     Gillette Company ..............................           432,250
     6,500     Hewlett-Packard Company .......................           630,500
     7,000     Lexmark International Group, Inc. - Class A (a)           262,500
     4,000     Macromedia, Inc. (a) ..........................           323,250
     6,000     Maytag Corporation ............................           186,375
    21,500     Microsoft Corporation (a) .....................         1,295,375
     6,000     OshKosh B'Gosh, Inc. - Class A ................            91,312
    13,000     Procter & Gamble Company ......................           871,000
                                                                    ------------
                                                                       6,398,719
                                                                    ------------

               DURABLE GOODS -- 14.8%
   160,000     Cisco Systems, Inc. (a) .......................         8,840,000
    13,000     Costco Wholesale Corporation (a) ..............           454,188
    70,500     General Electric Company ......................         4,066,969
     6,500     Ingersoll-Rand Company ........................           220,188
    45,600     Intel Corporation .............................         1,898,100
     6,000     International Business Machines Corporation (IBM)         675,000
     2,000     Quanta Services (a) ...........................            55,000
     5,118     SPX Corporation (a) ...........................           726,436
     4,000     Symbol Technologies, Inc. .....................           143,750
     2,200     Xilinx, Inc. (a) ..............................           188,375
                                                                    ------------
                                                                      17,268,006
                                                                    ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES       COMMON STOCKS -- 97.9% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               ELECTRONICS -- 4.8%
     1,500     Broadcom Corporation (a) ......................      $    365,625
     5,000     Harmonic, Inc. (a) ............................           120,000
    10,000     KEMET Corporation (a) .........................           276,250
    60,683     Koninklijke (Royal) Philips Electronics N.V. (a)        2,579,028
    33,000     Motorola, Inc. ................................           932,250
     2,000     Powertel, Inc. (a) ............................           152,125
     6,000     RadioShack Corporation ........................           387,750
     5,500     Seagate Technology, Inc. (a) ..................           379,500
     9,500     Solectron Corporation (a) .....................           438,188
                                                                    ------------
                                                                       5,630,716
                                                                    ------------

               FINANCIAL -- 14.5%
    12,000     Aegon N.V .....................................           445,500
    25,000     AFLAC, Inc. ...................................         1,601,562
    30,000     American Express Company ......................         1,822,500
    29,500     Charles Schwab Corporation (The) ..............         1,047,250
    10,500     Chase Manhattan Corporation ...................           484,969
    27,833     Citigroup, Inc. ...............................         1,504,722
    75,000     Firstar Corporation ...........................         1,678,125
    22,000     FleetBoston Financial Corporation .............           858,000
    20,000     Freddie Mac ...................................         1,081,250
    11,000     Marsh & McLennan Companies, Inc. ..............         1,460,250
    19,500     MBNA Corporation ..............................           750,750
    50,000     Mellon Financial Corporation ..................         2,318,750
    14,000     Nasdaq-100 Shares (a) .........................         1,241,625
     5,000     Paychex, Inc. .................................           262,500
    21,000     Synovus Financial Corporation .................           444,938
                                                                    ------------
                                                                      17,002,691
                                                                    ------------

               FOOD/BEVERAGES -- 1.5%
    20,000     Anheuser-Busch Companies, Inc. ................           846,250
    40,000     Coca-Cola Enterprises .........................           637,500
     3,000     Hershey Foods Corporation .....................           162,375
     3,500     SYSCO Corporation .............................           162,094
                                                                    ------------
                                                                       1,808,219
                                                                    ------------

               HEALTH CARE -- 0.7%
     8,000     UnitedHealth Group, Inc. ......................           790,000
                                                                    ------------

               HOTELS -- 0.2%
     7,000     Marriott International, Inc. - Class A ........           255,062
                                                                    ------------

               MANUFACTURING -- 4.1%
     6,000     Cooper Tire & Rubber Company ..................            60,375
     9,387     Delphi Automotive Systems Corporation .........           141,978
     9,500     General Dynamics Corporation ..................           596,719
    10,000     Honeywell International, Inc. .................           356,250
    16,000     Johnson Controls, Inc. ........................           851,000
     3,000     KLA-Tencor Corporation (a) ....................           123,562
    10,000     Leggett & Platt, Inc. .........................           158,125
     8,000     Mueller Industries, Inc. (a) ..................           179,500
    14,000     Pall Corporation ..............................           279,125
    38,786     Tyco International, Ltd. ......................         2,012,024
                                                                    ------------
                                                                       4,758,658
                                                                    ------------

               METAL AND MINING -- 0.7%
    24,000     Alcoa, Inc. ...................................           607,500
    10,000     Newmont Mining Corporation ....................           170,000
                                                                    ------------
                                                                         777,500
                                                                    ------------
               MULTIMEDIA -- 0.8%
    15,500     Viacom, Inc. - Class A (a) ....................           906,750
                                                                    ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES       COMMON STOCKS -- 97.9% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               OIL/ENERGY -- 5.6%
    33,082     BP Amoco Plc ..................................      $  1,753,346
    10,000     Burlington Resources, Inc. ....................           368,125
    13,000     Chevron Corporation ...........................         1,108,250
    12,000     Enron Corporation .............................         1,051,500
    14,650     Exxon Mobil Corporation .......................         1,305,681
     7,500     Halliburton Company ...........................           367,031
    12,000     Nabors Industries, Inc. (a) ...................           628,800
                                                                    ------------
                                                                       6,582,733
                                                                    ------------

               PAPER AND FOREST PRODUCTS -- 0.6%
    11,455     International Paper Company ...................           328,615
     5,000     Mead Corporation ..............................           116,875
     8,000     Willamette Industries, Inc. ...................           224,000
                                                                    ------------
                                                                         669,490
                                                                    ------------

               PRINTED CIRCUIT BOARDS -- 0.1%
     1,000     Celestica, Inc. (a) ...........................            69,250
                                                                    ------------

               RACETRACKS -- 0.2%
    14,000     Speedway Motorsports, Inc. (a) ................           291,375
                                                                    ------------

               REFUSE SYSTEMS -- 0.2%
    13,000     Waste Management, Inc. ........................           226,688
                                                                    ------------

               RETAIL STORES -- 5.8%
    19,000     Circuit City Stores - Circuit City Group ......           437,000
     7,500     Harcourt General, Inc. ........................           442,500
    49,500     Home Depot, Inc. ..............................         2,626,594
     2,000     NIKE, Inc. - Class B ..........................            80,125
    17,000     Target Corporation ............................           435,625
    32,000     Wal-Mart Stores, Inc. .........................         1,540,000
    32,000     Walgreen Company ..............................         1,214,000
                                                                    ------------
                                                                       6,775,844
                                                                    ------------

               SERVICES - COMPUTER -- 5.8%
    12,500     Adobe Systems, Inc. ...........................         1,940,625
    13,500     America Online, Inc. (a) ......................           725,625
    22,200     Automatic Data Processing, Inc. ...............         1,484,625
     7,500     Cendant Corporation (a) .......................            81,562
    24,500     Computer Sciences Corporation (a) .............         1,819,125
     9,500     Electronic Data Systems Corporation ...........           394,250
     2,500     Inktomi Corporation (a) .......................           285,000
                                                                    ------------
                                                                       6,730,812
                                                                    ------------

               SERVICES - CONSUMER -- 0.1%
    11,000     HEALTHSOUTH Corporation (a) ...................            89,375
                                                                    ------------

               TELECOMMUNICATION EQUIPMENT -- 7.8%
     2,479     Agilent Technologies, Inc. (a) ................           121,316
     8,600     Applied Materials, Inc. (a) ...................           510,088
     5,000     Comcast Corporation - Class A (a) .............           203,438
     4,500     JDS Uniphase Corporation (a) ..................           426,094
     8,500     Lucent Technologies, Inc. .....................           259,781
    10,000     National Semiconductor Corporation (a) ........           402,500
    17,800     Nokia Oyj .....................................           708,662
    48,000     Nortel Networks Corporation ...................         2,859,000
    36,000     Scientific-Atlanta, Inc. ......................         2,290,500
    22,000     Tellabs, Inc. (a) .............................         1,050,500
     5,000     Teradyne, Inc. (a) ............................           175,000
    10,000     Titan Corporation (a) .........................           165,000
                                                                    ------------
                                                                       9,171,879
                                                                    ------------

THE GOVERNMENT STREET EQUITY FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES       COMMON STOCKS -- 97.9% (CONTINUED)                      VALUE
--------------------------------------------------------------------------------
               UTILITIES -- 6.8%
     6,500     ALLTEL Corporation ............................      $    339,219
    26,500     BellSouth Corporation .........................         1,066,625
    18,990     Duke Energy Corporation .......................         1,628,392
    31,127     Qwest Communications International, Inc. (a) ..         1,496,041
    59,900     SBC Communications, Inc. ......................         2,995,000
    10,000     Southern Company ..............................           324,375
                                                                    ------------
                                                                       7,849,652
                                                                    ------------
               TOTAL COMMON STOCKS -- (COST $57,064,309) .....      $113,374,359
                                                                    ------------

================================================================================
  SHARES       MONEY MARKETS -- 3.0%                                   VALUE
--------------------------------------------------------------------------------
 3,549,231     Firstar Stellar Treasury Fund (Cost $3,549,231)      $  3,549,231
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE -- 99.9%
                 (COST $60,613,540) ..........................      $116,923,590

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% .            41,514
                                                                    ------------

               NET ASSETS -- 100.0% ..........................      $116,965,104
                                                                    ============

(a)  Non-income producing security.

See accompanying notes to financial statements.

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
PAR VALUE      U.S. TREASURY AND AGENCY OBLIGATIONS -- 30.0%           VALUE
--------------------------------------------------------------------------------
               U.S. TREASURY NOTES -- 5.4%
$   50,000     8.50%, due 11/15/2000 .........................      $     50,109
   140,000     8.00%, due 05/15/2001 .........................           141,444
   125,000     7.875%, due 08/15/2001 ........................           126,680
   850,000     5.75%, due 04/30/2003 .........................           845,219
   750,000     5.875%, due 11/15/2005 ........................           750,235
   750,000     5.50%, due 02/15/2008 .........................           730,547
                                                                    ------------
                                                                       2,644,234
                                                                    ------------

               FEDERAL FARM CREDIT BANK BONDS -- 1.6%
   500,000     6.00%, due 01/07/2008 .........................           477,590
   325,000     6.06%, due 05/28/2013 .........................           299,197
                                                                    ------------
                                                                         776,787
                                                                    ------------

               FEDERAL HOME LOAN BANK BONDS -- 5.4%
   500,000     7.57%, due 08/19/2004 .........................           517,423
   500,000     6.045%, due 12/10/2004 ........................           490,904
   750,000     5.925%, due 04/09/2008 ........................           714,208
   500,000     5.52%, due 09/23/2008 .........................           460,938
   500,000     5.42%, due 09/23/2008 .........................           457,880
                                                                    ------------
                                                                       2,641,353
                                                                    ------------

               FEDERAL HOME LOAN MORTGAGE CORPORATION BONDS -- 4.4%
   500,000     6.345%, due 11/01/2005 ........................           494,856
   895,000     7.44%, due 09/20/2006 .........................           891,309
   800,000     7.04%, due 01/09/2007 .........................           788,806
                                                                    ------------
                                                                       2,174,971
                                                                    ------------

               FEDERAL NATIONAL MORTGAGE ASSOCIATION BONDS -- 13.2%
   500,000     6.63%, due 06/20/2005 .........................           500,590
   650,000     7.65%, due 10/06/2006 .........................           650,415
   500,000     7.36%, due 02/07/2007 .........................           496,944
 1,000,000     7.125%, due 03/15/2007 ........................         1,025,236
   400,000     7.70%, due 04/10/2007 .........................           400,219
   750,000     6.62%, due 06/25/2007 .........................           744,806
   500,000     7.16%, due 06/26/2007 .........................           493,850
   500,000     7.00%, due 07/17/2007 .........................           491,150
   750,000     6.08%, due 12/15/2010 .........................           707,428
   400,000     6.80%, due 08/27/2012 .........................           385,290
   600,000     6.875%, due 09/01/2012 ........................           585,044
                                                                    ------------
                                                                       6,480,972
                                                                    ------------

               TOTAL U.S. TREASURY AND AGENCY OBLIGATIONS
                 (COST $15,279,872) ..........................      $ 14,718,317
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE      MORTGAGE-BACKED SECURITIES -- 15.8%                     VALUE
--------------------------------------------------------------------------------
               GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 15.8%
$   10,710     Pool #15032, 7.50%, due 02/15/2007 ............      $     10,746
   354,590     Pool #438434, 6.50%, due 01/15/2013 ...........           349,892
   557,180     Pool #470177, 7.00%, due 03/15/2014 ...........           558,260
   365,231     Pool #518403, 7.00%, due 09/15/2014 ...........           365,939
     7,229     Pool #176413, 7.50%, due 09/15/2016 ...........             7,253
     9,246     Pool #170784, 8.00%, due 12/15/2016 ...........             9,417
    11,689     Pool #181540, 8.00%, due 02/15/2017 ...........            11,906
   425,958     Pool #493659, 6.50%, due 12/15/2018 ...........           410,464
   385,214     Pool #476695, 6.50%, due 10/15/2023 ...........           371,202
   353,180     Pool #366710, 6.50%, due 02/15/2024 ...........           340,333
   467,672     Pool #453826, 7.25%, due 09/15/2027 ...........           465,042
   662,082     Pool #412360, 7.00%, due 11/15/2027 ...........           652,399
   549,581     Pool #454162, 7.00%, due 05/15/2028 ...........           541,543
   911,926     Pool #2617, 7.50%, due 07/20/2028 .............           911,014
   440,174     Pool #158794, 7.00%, due 09/15/2028 ...........           433,736
   448,551     Pool #48760, 6.50%, due 12/15/2028 ............           432,235
   866,291     Pool #506618, 7.00%, due 03/15/2029 ...........           853,622
   991,739     Pool #511562, 7.50%, due 07/15/2030 ...........           995,086
                                                                    ------------

               TOTAL MORTGAGE-BACKED SECURITIES (COST $7,873,412)   $  7,720,089
                                                                    ------------

================================================================================
PAR VALUE      CORPORATE BONDS -- 45.9%                                VALUE
--------------------------------------------------------------------------------
               FINANCE -- 22.3%
                 AmSouth Bancorp,
$  550,000        7.75%, due 05/15/2004 ......................      $    553,783
                                                                    ------------

                 Banc One Corporation,
   665,000        7.00%, due 07/15/2005 ......................           660,976
   500,000        6.875%, due 08/01/2006 .....................           493,246
                                                                    ------------
                                                                       1,154,222
                                                                    ------------

                 Bank of America Corporation,
   496,000        8.375%, due 03/15/2002 .....................           505,210
   750,000        7.125%, due 03/01/2009 .....................           739,162
                                                                    ------------
                                                                       1,244,372
                                                                    ------------

                 Bear Stearns Company,
   170,000        9.375%, due 06/01/2001 .....................           172,520
                                                                    ------------

                 Duke Capital Corporation,
 1,000,000        7.50%, due 10/01/2009 ......................         1,002,585
                                                                    ------------

                 General Electric Capital Corporation,
   130,000        7.24%, due 01/15/2002 ......................           130,833
   150,000        7.50%, due 03/15/2002 ......................           151,630
                                                                    ------------
                                                                         282,463
                                                                    ------------

                 J.P. Morgan & Company,
   500,000        7.25%, due 01/15/2002 ......................           502,275
   500,000        6.00%, due 01/15/2009 ......................           460,019
                                                                    ------------
                                                                         962,294
                                                                    ------------

                 Merrill Lynch & Company, Inc.,
   745,000        7.375%, due 08/17/2002 .....................           752,042
 1,000,000        7.00%, due 04/27/2008 ......................           978,609
                                                                    ------------
                                                                       1,730,651
                                                                    ------------
                 NationsBank,
   550,000        7.625%, due 04/15/2005 .....................           559,844
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE      CORPORATE BONDS -- 45.9% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------

                 Regions Financial Corporation,
$  350,000        7.80%, due 12/01/2002 ......................      $    354,642
                                                                    ------------

                 Salomon, Inc.,
   597,000        7.50%, due 02/01/2003 ......................           604,332
                                                                    ------------

                 Sears Roebuck Acceptance Corporation,
   700,000        6.00%, due 03/20/2003 ......................           680,144
                                                                    ------------

                 SouthTrust Bank of Alabama, N.A.,
   665,000        7.00%, due 11/15/2008 ......................           637,705
                                                                    ------------

                 Transamerica Financial Corporation,
 1,000,000        7.50%, due 03/15/2004 ......................         1,002,368
                                                                    ------------

               TOTAL FINANCE CORPORATE BONDS .................        10,941,925
                                                                    ------------

               INDUSTRIAL -- 18.0%
                 BP America, Inc.,
   265,000        8.50%, due 04/15/2001 ......................           267,299
                                                                    ------------

                 Coca-Cola Company,
   600,000        6.625%, due 08/01/2004 .....................           593,773
                                                                    ------------

                 Conoco, Inc.,
 1,000,000        6.35%, due 04/15/2009 ......................           947,877
                                                                    ------------

                 duPont (E.I.) de Nemours & Company,
   425,000        6.75%, due 10/15/2002 ......................           425,615
                                                                    ------------

                 Ford Motor Company,
 1,000,000        7.25%, due 10/01/2008 ......................           978,477
                                                                    ------------

                 General Motors Corporation,
   565,000        7.10%, due 03/15/2006 ......................           565,799
                                                                    ------------

                 Hanson Overseas,
 1,100,000        7.375%, due 01/15/2003 .....................         1,103,829
                                                                    ------------

                 International Business Machines Corporation,
 1,000,000        7.25%, due 11/01/2002 ......................         1,011,598
                                                                    ------------

                 Kimberly-Clark Corporation,
   240,000        8.625%, due 05/01/2001 .....................           242,295
                                                                    ------------

                 Mobil Corporation,
   100,000        8.375%, due 02/12/2001 .....................           100,376
                                                                    ------------

                 Philip Morris Companies, Inc.,
   700,000        7.125%, due 10/01/2004 .....................           686,718
                                                                    ------------

                 Raytheon Company,
   800,000        6.50%, due 07/15/2005 ......................           774,874
                                                                    ------------

THE GOVERNMENT STREET BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
PAR VALUE      CORPORATE BONDS -- 45.9% (CONTINUED)                    VALUE
--------------------------------------------------------------------------------
                 Wal-Mart Stores, Inc.,
$  100,000        8.625%, due 04/01/2001 .....................      $    100,930
 1,000,000        7.50%, due 05/15/2004 ......................         1,026,844
                                                                    ------------
                                                                       1,127,774
                                                                    ------------

               TOTAL INDUSTRIAL CORPORATE BONDS ..............         8,826,304
                                                                    ------------

               UTILITY -- 5.6%
                 AT&T Corporation,
 1,000,000        6.00%, due 03/15/2009 ......................           900,519
                                                                    ------------

                 BellSouth Corporation,
   750,000        7.75%, due 02/15/10 ........................           768,509
                                                                    ------------

                 Emerson Electric Company,
   587,000        6.30%, due 11/01/2005 ......................           575,527
                                                                    ------------

                 Scana Corporation,
   500,000        6.05%, due 01/13/2003 ......................           488,496
                                                                    ------------

               TOTAL UTILITY CORPORATE BONDS .................         2,733,051
                                                                    ------------

               TOTAL CORPORATE BONDS (AMORTIZED COST $22,943,124)   $ 22,501,280
                                                                    ------------

================================================================================
PAR VALUE      MUNICIPAL OBLIGATIONS -- 2.1%                           VALUE
--------------------------------------------------------------------------------
                 Alabama State Public School & College Auth.,
$1,050,000        7.15%, due 09/01/2009 (Cost $1,021,010) ....      $  1,050,704
                                                                    ------------

================================================================================
  SHARES       MONEY MARKETS -- 4.7%                                   VALUE
--------------------------------------------------------------------------------
 2,320,640     FIRSTAR STELLAR TREASURY FUND (COST $2,320,640)      $  2,320,640
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE -- 98.5%
                 (COST $49,438,058) ..........................      $ 48,311,030

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.5% .           772,291
                                                                    ------------

               NET ASSETS -- 100.0% ..........................      $ 49,083,321
                                                                    ============

See accompanying notes to financial statements.

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE      OBLIGATION (GO) BONDS -- 91.1%                          VALUE
--------------------------------------------------------------------------------
               Alabama Mental Health Finance Auth. Special Tax,
$  300,000        5.00%, due 05/01/2006 ......................      $    303,483
                                                                    ------------

               Alabama Special Care Facilities Financing
                Auth. Rev.,
   400,000        5.375%, due 11/01/2012 .....................           405,744
                                                                    ------------

               Alabama State , GO,
   100,000        5.70%, due 12/01/2002 ......................           102,297
                                                                    ------------

               Alabama State Industrial Access Road & Bridge
                Corp., GO,
   100,000        5.25%, due 06/01/2003 ......................           101,535
                                                                    ------------

               Alabama State Mun. Elec. Auth. Power Supply Rev.,
   340,000        5.75%, due 09/01/2001 ......................           343,662
   400,000        6.50%, due 09/01/2005, prerefunded 09/01/2001
                    at 101 ...................................           411,480
                                                                    ------------
                                                                         755,142
                                                                    ------------

               Alabama State Public School & College Auth. Rev.,
   100,000        4.40%, due 12/01/2000 ......................            99,994
   250,000        4.50%, due 12/01/2001 ......................           250,232
   250,000        5.25%, due 11/01/2005 ......................           256,945
   305,000        5.00%, due 12/01/2005 ......................           309,697
   200,000        5.125%, due 11/01/2010 .....................           203,062
   300,000        5.00%, due 11/01/2012 ......................           295,707
   250,000        5.625%, due 07/01/2013 .....................           258,438
   600,000        5.125%, due 11/01/2013 .....................           592,374
                                                                    ------------
                                                                       2,266,449
                                                                    ------------

               Alabama Water Pollution Control Rev.,
   190,000        6.25%, due 08/15/2004 ......................           200,731
                                                                    ------------

               Anniston, AL, GO,
   250,000        5.50%, due 01/01/2004 ......................           256,712
                                                                    ------------

               Anniston, AL, Regional Medical Center Board
                Hospital Rev.,
    15,000        7.375%, due 07/01/2006, ETM ................            15,998
                                                                    ------------

               Athens, AL, School Warrants,
   335,000        5.05%, due 08/01/2015 ......................           322,384
                                                                    ------------

               Auburn University, Alabama, Rev.,
   150,000        5.20%, due 06/01/2004 ......................           152,949
   325,000        5.25%, due 04/01/2005 ......................           332,712
                                                                    ------------
                                                                         485,661
                                                                    ------------

               Baldwin Co., AL, GO,
   200,000        5.85%, due 08/01/2003 ......................           206,784
   400,000        5.00%, due 02/01/2007 ......................           405,176
   200,000        4.55%, due 02/01/2009 ......................           186,780
                                                                    ------------
                                                                         798,740
                                                                    ------------

               Baldwin Co., AL, Board of Education Rev.,
   300,000        5.90%, due 12/01/2001 ......................           301,833
                                                                    ------------

               Birmingham, AL, GO,
   100,000        5.80%, due 04/01/2002 ......................           101,872
   200,000        5.90%, due 04/01/2003 ......................           206,258
   500,000        6.60%, due 07/01/2012 ......................           520,775
                                                                    ------------
                                                                         828,905
                                                                    ------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE      OBLIGATION (GO) BONDS -- 91.1% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               Birmingham, AL, Industrial Water Board Rev.,
$  100,000        5.00%, due 03/01/2001 ......................      $    100,250
   100,000        6.00%, due 07/01/2007 ......................           107,322
                                                                    ------------
                                                                         207,572
                                                                    ------------
               Birmingham, AL, Medical Clinic Board Rev.,
    50,000        7.30%, due 07/01/2005, ETM .................            53,296
                                                                    ------------

               Birmingham, AL, Waterworks & Sewer Board Rev.,
    50,000        5.90%, due 01/01/2003 ......................            51,800
   400,000        6.15%, due 01/01/2006 ......................           415,600
                                                                    ------------
                                                                         467,400
                                                                    ------------

               Birmingham-Southern College, AL, Private
                 Education Bldg. Auth. Rev.,
   500,000        5.10%, due 12/01/2012 ......................           492,660
                                                                    ------------

               DCH Health Care Auth. of Alabama Rev.,
    55,000        5.00%, due 06/01/2004 ......................            55,658
                                                                    ------------

               Decatur, AL, GO,
   300,000        5.00%, due 06/01/2009 ......................           303,027
                                                                    ------------

               Decatur, AL, Water Rev.,
   100,000        5.00%, due 05/01/2014 ......................            96,458
                                                                    ------------

               Dothan, AL, GO,
   500,000        5.50%, due 09/01/2014 ......................           506,535
                                                                    ------------

               Fairhope, AL, Public Improvements Warrants,
   295,000        5.10%, due 06/01/2014 ......................           288,171
                                                                    ------------

               Fairhope, AL, Utility Rev.,
   200,000        5.10%, due 12/01/2008 ......................           201,704
                                                                    ------------

               Florence, AL, School Warrants,
   200,000        4.65%, due 12/01/2012 ......................           188,126
   400,000        5.75%, due 09/01/2015 ......................           408,012
                                                                    ------------
                                                                         596,138
                                                                    ------------

               Greenville, AL, GO,
   300,000        5.10%, due 12/01/2009 ......................           304,587
                                                                    ------------

               Hoover, AL, Board of Education Special Tax,
   200,000        6.625%, due 02/01/2010, prerefunded
                    02/01/2001 at 102 ........................           205,424
                                                                    ------------

               Hoover, AL, Board of Education, GO,
   400,000        6.00%, due 02/15/2006 ......................           422,364
                                                                    ------------

               Houston Co., AL, GO,
   250,000        5.00%, due 07/01/2002 ......................           251,945
   300,000        5.60%, due 10/15/2014 ......................           306,435
                                                                    ------------
                                                                         558,380
                                                                    ------------

               Huntsville, AL, GO,
   100,000        5.20%, due 11/01/2000 ......................           100,065
   500,000        5.50%, due 11/01/2002 ......................           509,840
   100,000        5.90%, due 11/01/2005 ......................           104,600
   300,000        5.40%, due 02/01/2010 ......................           306,528
   250,000        5.25%, due 11/01/2011 ......................           253,902
                                                                    ------------
                                                                        1,274,93
                                                                    ------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE      OBLIGATION (GO) BONDS -- 91.1% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               Huntsville, AL, Electric Systems Rev.,
$  150,000        6.10%, due 12/01/2000 ......................      $    150,416
   150,000        5.00%, due 12/01/2003 ......................           151,786
   250,000        4.80%, due 12/01/2012 ......................           239,132
                                                                    ------------
                                                                         541,334
                                                                    ------------

               Huntsville, AL, Water Systems Rev.,
   150,000        5.15%, due 05/01/2004 ......................           152,644
   150,000        5.25%, due 05/01/2005 ......................           152,888
   200,000        4.70%, due 11/01/2013 ......................           185,412
                                                                    ------------
                                                                         490,944
                                                                    ------------

               Jefferson Co., AL, GO,
   150,000        5.55%, due 04/01/2002 ......................           152,092
   100,000        5.00%, due 04/01/2004 ......................           100,991
                                                                    ------------
                                                                         253,083
                                                                    ------------

               Jefferson Co., AL, Board of Education Capital
                Outlay Warrants,
   300,000        5.70%, due 02/15/2011 ......................           317,727
                                                                    ------------

               Jefferson Co., AL, Sewer Rev.,
   140,000        5.15%, due 09/01/2002 ......................           141,730
    50,000        5.50%, due 09/01/2003, ETM .................            51,312
   300,000        5.75%, due 09/01/2005 ......................           311,946
                                                                    ------------
                                                                         504,988
                                                                    ------------

               Lee Co., AL, GO,
   300,000        5.50%, due 02/01/2007 ......................           312,003
                                                                    ------------

               Madison Co., AL, Board of Education Capital Outlay
                 Tax Antic. Warrants,
   175,000        5.20%, due 09/01/2004 ......................           181,053
   250,000        5.10%, due 09/01/2011 ......................           250,250
                                                                    ------------
                                                                         431,303
                                                                    ------------

               Madison, AL, Warrants,
   325,000        5.55%, due 04/01/2007 ......................           339,219
   200,000        4.40%, due 02/01/2011 ......................           186,162
   400,000        4.85%, due 02/01/2013 ......................           380,756
                                                                    ------------
                                                                         906,137
                                                                    ------------

               Mobile Co., AL, Board of Education Capital
                Outlay Warrants,
   400,000        5.00%, due 03/01/2008 ......................           403,576
                                                                    ------------

               Mobile Co., AL, Gas Tax Antic. Warrants,
   100,000        4.50%, due 02/01/2003 ......................            99,797
                                                                    ------------

               Mobile, AL, GO,
    25,000        6.25%, due 08/01/2001 ......................            25,383
    25,000        6.30%, due 08/01/2001 ......................            25,394
   275,000        6.20%, due 02/15/2007, ETM .................           294,984
   180,000        5.75%, due 02/15/2016 ......................           183,451
                                                                    ------------
                                                                         529,212
                                                                    ------------

               Mobile, AL, Water & Sewer Commissioners Rev.,
    55,000        6.30%, due 01/01/2003 ......................            56,965
                                                                    ------------

               Montgomery Co., AL, GO,
   100,000        5.20%, due 11/01/2006 ......................           101,836
                                                                    ------------

               Montgomery, AL, GO,
   200,000        4.70%, due 05/01/2002 ......................           200,508
   500,000        5.10%, due 10/01/2008 ......................           507,880
                                                                    ------------
                                                                         708,388
                                                                    ------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
               ALABAMA FIXED RATE REVENUE AND GENERAL
PAR VALUE      OBLIGATION (GO) BONDS -- 91.1% (CONTINUED)              VALUE
--------------------------------------------------------------------------------
               Montgomery, AL, Waterworks & Sanitation Rev.,
$  200,000        5.85%, due 03/01/2003 ......................      $    205,752
   400,000        6.15%, due 09/01/2006 ......................           417,388
   400,000        5.60%, due 09/01/2009 ......................           416,968
                                                                    ------------
                                                                       1,040,108
                                                                    ------------

               Mountain Brook, AL, Board of Education Capital
                Outlay Warrants,
   405,000        4.80%, due 02/15/2011 ......................           396,110
                                                                    ------------

               Muscle Shoals, AL, GO,
   400,000        5.60%, due 08/01/2010 ......................           416,056
                                                                    ------------

               Opelika, AL, GO,
   100,000        4.60%, due 03/01/2003 ......................           100,156
   100,000        5.30%, due 07/01/2003 ......................           101,966
                                                                    ------------
                                                                         202,122
                                                                    ------------

               Scottsboro, AL, Waterworks Sewer & Gas Rev.,
   200,000        4.35%, due 08/01/2011 ......................           184,412
                                                                    ------------

               Shelby Co., AL, GO,
    50,000        5.35%, due 08/01/2001 ......................            50,389
                                                                    ------------

               Shelby Co., AL, Hospital Board Rev.,
    35,000        6.60%, due 02/01/2001, ETM .................            35,249
    25,000        6.60%, due 02/01/2002, ETM .................            25,662
    40,000        6.60%, due 02/01/2003, ETM .................            41,752
                                                                    ------------
                                                                         102,663
                                                                    ------------

               Shelby Co., AL, Special Tax Warrants,
    25,000        5.35%, due 02/01/2001 ......................            25,079
                                                                    ------------

               Tuscaloosa, AL, Board of Education Special
                Tax Warrants,
    75,000        5.70%, due 02/15/2005 ......................            77,463
   125,000        6.00%, due 02/15/2009 ......................           129,242
   300,000        4.85%, due 02/15/2013 ......................           286,320
                                                                    ------------
                                                                         493,025
                                                                    ------------

               Tuscaloosa, AL, Board of Education, GO,
   100,000        5.10%, due 02/01/2004 ......................           101,587
   300,000        4.625%, due 08/01/2008 .....................           296,586
                                                                    ------------
                                                                         398,173
                                                                    ------------

               Tuscaloosa, AL, GO,
   500,000        5.45%, due 01/01/2014 ......................           505,435
                                                                    ------------

               University of Alabama General Fee Series A Rev.,
    50,000        5.00%, due 11/01/2000 ......................            50,024
   240,000        5.10%, due 10/01/2002 ......................           242,686
   400,000        5.25%, due 06/01/2010 ......................           408,068
   100,000        5.375%, due 06/01/2013 .....................           100,836
                                                                    ------------
                                                                         801,614
                                                                    ------------

               Vestavia Hills, AL, Board of Education Capital
                Outlay Rev.,
    55,000        5.25%, due 02/01/2004 ......................            56,091
                                                                    ------------

               Vestavia Hills, AL, Warrants,
   125,000        4.90%, due 04/01/2005 ......................           126,003
                                                                    ------------

               TOTAL ALABAMA FIXED RATE REVENUE AND GENERAL
               OBLIGATION (GO) BONDS -- 91.1% (COST $23,461,444)    $ 23,634,496
                                                                    ------------

THE ALABAMA TAX FREE BOND FUND
PORTFOLIO OF INVESTMENTS (CONTINUED)
================================================================================
  SHARES       MONEY MARKETS -- 8.7%                                   VALUE
--------------------------------------------------------------------------------
 2,269,557     FIRSTAR TAX-FREE FUND (COST $2,269,557) .......      $  2,269,557
                                                                    ------------

               TOTAL INVESTMENTS AT VALUE -- 99.8%
                 (COST $25,731,001) ..........................      $ 25,904,053

               OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.2% .           106,725
                                                                    ------------

               NET ASSETS -- 100.0% ..........................      $ 26,010,778
                                                                    ============

ETM - Escrowed to maturity.

See accompanying notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================

1.   SIGNIFICANT ACCOUNTING POLICIES

The Government Street Equity Fund, The Government Street Bond Fund, and The Alabama Tax Free Bond Fund (the Funds) are each a no-load series of The Williamsburg Investment Trust (the Trust). The Trust, an open-end management investment company registered under the Investment Company Act of 1940, was organized as a Massachusetts business trust on July 18, 1988.

The Government Street Equity Fund's investment objective is to seek capital appreciation through the compounding of dividends and capital gains, both realized and unrealized.

The Government Street Bond Fund's investment objectives are to preserve capital, to provide current income and to protect the value of the portfolio against the effects of inflation.

The Alabama Tax Free Bond Fund's investment objectives are to provide current income exempt from both federal income taxes and the personal income taxes of Alabama and to preserve capital.

The following is a summary of the Funds' significant accounting policies:

Securities valuation -- The Funds' portfolio securities are valued as of the close of business of the regular session of the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded over-the-counter are valued at the last sales price, if available, otherwise, at the last quoted bid price. Securities traded on a national stock exchange are valued based upon the closing price on the principal exchange where the security is traded. It is expected that fixed income securities will ordinarily be traded in the over-the-counter market, and common stocks will ordinarily be traded on a national securities exchange, but may also be traded in the over-the-counter market. When market quotations are not readily available, fixed income securities may be valued on the basis of prices provided by an independent pricing service.

Repurchase agreements -- The Funds may enter into joint repurchase agreements with other funds within the Trust. The joint repurchase agreement, which is collateralized by U.S. Government obligations, is valued at cost which, together with accrued interest, approximates market value. At the time the Funds enter into the joint repurchase agreement, the Funds take possession of the underlying securities and the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement. In addition, each Fund actively monitors and seeks additional collateral, as needed.

Share valuation -- The net asset value per share of each Fund is calculated daily by dividing the total value of each Fund's assets, less liabilities, by the number of shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations.

Distributions to shareholders -- Dividends arising from net investment income are declared and paid quarterly to shareholders of The Government Street Equity Fund; declared and paid monthly to shareholders of The Government Street Bond Fund; and declared daily and paid monthly to shareholders of The Alabama Tax Free Bond Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Security transactions -- Security transactions are accounted for on trade date. Cost of securities sold is determined on a specific identification basis.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies, and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments of each Fund as of September 30, 2000:

-------------------------------------------------------------------------------------------
                                                 GOVERNMENT     GOVERNMENT      ALABAMA
                                                   STREET         STREET        TAX FREE
                                                 EQUITY FUND    BOND FUND      BOND FUND
-------------------------------------------------------------------------------------------
Gross unrealized appreciation ................  $ 59,982,307   $    225,466   $    326,279
Gross unrealized depreciation ................    (3,672,257)    (1,352,494)      (222,779)
                                                ------------   ------------   ------------
Net unrealized appreciation (depreciation) ...  $ 56,310,050   $ (1,127,028)  $    103,500
                                                ============   ============   ============

Federal income tax cost ......................  $ 60,613,540   $ 49,438,058   $ 25,800,553
                                                ============   ============   ============
-------------------------------------------------------------------------------------------

The difference between the federal income tax cost of portfolio investments and the financial statement cost for The Alabama Tax Free Bond Fund is due to certain timing differences in the recognition of capital losses under income tax regulations and generally accepted accounting principles.

As of March 31 , 2000, The Government Street Bond Fund and The Alabama Tax Free Bond Fund had capital loss carryforwards for federal income tax purposes of $760,308 and $176,717, respectively, which expire through the year 2008. In addition, The Government Street Bond Fund had net realized capital losses of $145,238 during the period from November 1, 1999 through March 31, 2000, which are treated for federal income tax purposes as arising during the Fund's tax year ending March 31, 2001. These capital loss carryforwards and "post-October" losses may be utilized in the current and future years to offset net realized capital gains prior to distributing such gains to shareholders.

2.   INVESTMENT TRANSACTIONS

During the six months ended September 30, 2000, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments, amounted to $8,054,890 and $3,087,661, respectively, for The
Government Street Equity Fund, $2,977,602 and $826,367, respectively, for The Government Street Bond Fund, and $2,424,917 and $685,000, respectively, for The Alabama Tax Free Bond Fund.

3.   TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY AGREEMENT
The Funds' investments are managed by T. Leavell & Associates, Inc. (the Adviser) under the terms of an Investment Advisory Agreement. Under the Investment Advisory Agreement, The Government Street Equity Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of .60% of its average daily net assets up to $100 million and .50% of such assets in excess of $100 million. The Government Street Bond Fund pays the Adviser a fee at an annual rate of .50% of its average daily net assets up to $100 million and .40% of such net assets in excess of $100 million. The Alabama Tax Free Bond Fund pays the Adviser a fee at an annual rate of .35% of its average daily net assets up to $100 million and .25% of such net assets in excess of $100 million.

The Adviser currently intends to limit the total operating expenses of The Alabama Tax Free Bond Fund to .65% of its average daily net assets. Accordingly, the Adviser voluntarily waived $4,310 of its investment advisory fees for the Fund during the six months ended September 30, 2000.

Certain Trustees and officers of the Trust are also officers of the Adviser.

ADMINISTRATIVE SERVICES AGREEMENT
Under the terms of an Administrative Services Agreement between the Trust and Integrated Fund Services, Inc. (IFS), IFS provides administrative, pricing, accounting, dividend disbursing, shareholder servicing and transfer agent services for the Funds. For these services, IFS receives a monthly fee from The Government Street Equity Fund at an annual rate of .18% of its average daily net assets up to $25 million; .155% of the next $25 million of such assets; and .13% of such net assets in excess of $50 million. From The Government Street Bond Fund, IFS receives a monthly fee of .075% of its average daily net assets up to $200 million and .05% of such assets in excess of $200 million. From The Alabama Tax Free Bond Fund, IFS receives a monthly fee of .14% of its average daily net assets up to $200 million and .09% of such assets in excess of $200 million. The fee for each Fund is subject to a $2,000 monthly minimum. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage, supplies and costs of pricing the Funds' portfolio securities.

Certain officers of the Trust are also officers of IFS.

                       THIS PAGE INTENTIONALLY LEFT BLANK

24